UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SPECIAL FOCUS FIXED INCOME FUNDS	Annual Report October 31, 2007

Current income potential from portfolios that invest in a variety of fixed income securities.

Goldman Sachs Special Focus
Fixed Income Funds

■	GOLDMAN SACHS GLOBAL INCOME FUND

■	GOLDMAN SACHS HIGH YIELD FUND

■	GOLDMAN SACHS EMERGING MARKETS DEBT FUND
TABLE OF CONTENTS

Investment Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	19
Financial Statements	50
Notes to the Financial Statements	54
Financial Highlights	68
Report of Independent Registered Public Accounting Firm	74
Other Information	75

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Investment Risks
The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.
The High Yield Fund invests primarily in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit, liquidity and interest rate risk. The Fund invests in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Emerging Markets Debt Fund invests primarily in fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

What Distinguishes Goldman Sachs Asset
Management’s Fixed Income Investment Process?
At Goldman Sachs Asset Management (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among securities and sectors

■  Leverage the vast resources of GSAM in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■  Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■  Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Global Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Global Income Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.46%, 3.59%, 3.69%, 4.76% and 4.31%, respectively. These returns compare to the 4.33% cumulative total return of the Fund’s benchmark, the Lehman Brothers Global Aggregate Index (USD hedged) and the 4.45% return of the Fund’s previous benchmark, the J.P. Morgan Global Government Bond Index (hedged), over the same time period.

Effective July 2, 2007, the Fund changed its benchmark from the J.P. Morgan Global Government Bond Index (hedged) to the Lehman Brothers Global Aggregate Index (USD hedged). The Fund’s investment adviser, Goldman Sachs Asset Management International, believes that changing the Fund’s benchmark will permit the Fund (consistent with its investment objectives and strategy) to access a broader universe of investment opportunities in countries that are not included in the J.P. Morgan Global Government Bond Index (hedged).

The primary drivers of performance over the period were the Fund’s currency strategy, duration and relative country positioning. Class B, C, and Service Shares were impacted by the same strategies, however, unlike the A and Institutional Shares, they did not outperform the benchmark due to higher expenses.
  Market Review

U.S. Treasuries rallied over the reporting period in conjunction with significant steepening of the yield curve. U.S Treasury bonds sold off in December 2006 and into January 2007 due to stronger-than-expected manufacturing data and a tight labor market. However, rising delinquencies within the subprime section of the mortgage market and a global equity sell-off saw Treasuries rally sharply in February. A significant bond sell-off in March through mid-June was erased as a full-blown credit crisis materialized in July. This carried on throughout the summer, causing investors to seek the relative safety of government debt. The subprime crisis led to contagion in the global credit markets which continued to negatively impact the markets for the remainder of the year. Although the Federal Reserve Board (the “Fed”) cut interest rates 50 basis points in mid-September and then an additional 25 basis points on the last day of October, we believe the markets continue to anticipate further easing to combat future downside risks to economic growth.

European bonds sold off consistently up until the summer credit crunch due to strong economic data in the Eurozone. Industrial and business confidence surveys continued to register multi-year highs. Consumer confidence also improved, despite soft income growth and the increase in German value added tax, aided by healthy job growth and a falling unemployment rate. The European Central Bank tightened policy to 4% in June and has been on hold for the remainder of the fiscal year amid liquidity concerns and weakness in the U.S. Nonetheless, European bonds have consistently outperformed U.S. bonds over the past 12 months.

PORTFOLIO RESULTS

Mixed economic data in Japan saw Japanese government bonds end the period marginally stronger, albeit with some wild swings during the summer months. Weak consumption data and poor industrial production growth characterized the macroeconomic landscape over the period. Also, while employment growth remained strong, real wage growth was stagnant. Japanese government debt traded roughly in line with the global markets as Japanese bonds sold off in the spring months before sharply rallying in July and August. The Bank of Japan raised overnight rates from 0.25% to 0.50% in February 2007 but stayed on hold for the remainder of the reporting period.
INVESTMENT OBJECTIVE
The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.
  Factors Affecting Performance

Our duration strategy contributed positively to performance, primarily driven by positions in the second quarter of 2007. During that time, our short Japan, U.S. and UK positions enhanced results as better macroeconomic data led to a global sell-off of bonds. Some profits on our short Japan trade were given back in August. However, we believe our decision to go long U.S. duration more than offset these losses in Japan as risk aversion swept through financial markets amid the summer credit crunch, pushing government bond prices higher.

Our country strategy added value over the period as our short Europe/long U.S. trade continued to perform well. A stable European economic environment, discussion from the European Central Bank (the “ECB”) regarding rate hikes and a downward revision to Fed interest rate expectations saw European government bonds underperform U.S. Treasuries. This decoupling theme among the Eurozone and U.S. markets gained traction as the world economy relies less heavily on the U.S. than in the past. Gains were pared back by losses on our short Japan/long Europe trade. Despite comments from the Bank of Japan regarding possible rate hikes, we were hurt by a stronger-than-expected European business outlook.

Our currency strategy was the main positive contributor to performance over the reporting period as long Norwegian krone and Australian dollar positions added value due to strong commodity prices and potential central bank rate hikes. Our short Japanese yen position also generated excess returns due to continued support for carry trades and further demand from Japanese investors for offshore investments. (With a carry trade, an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.) Finally, our short New Zealand dollar position enhanced results, primarily in July, as global carry trades unwound amongst the credit crunch and global flight to quality.

PORTFOLIO RESULTS

Our corporate selection strategy detracted from performance as corporate bond spreads widened significantly in the third quarter of 2007. High quality financial bonds were hit particularly hard due to volatility in the inter-bank lending market and speculation about exposure to mortgage losses.
  Outlook

In the U.S., we believe there are a number of factors that could negatively impact economic growth. Weaker U.S. consumption, modest wage growth and higher financing costs are likely to further depress confidence levels. Although the Fed has stepped in and eased much of the fear surrounding the market, the consumer position appears substantially poorer this quarter and will likely worsen. There is evidence of weaker employment growth combined with higher labor costs and lower savings rates. Jobless claims are on the rise but so are labor costs, which hurt corporate margins and earnings.

We believe risks for growth and inflation in the Eurozone remain skewed to the downside. Eurozone export growth has been stable, where strong export growth in Germany was offset by weakness in France and Italy. In addition, trade improvement has been exclusively due to weaker imports. Despite fast growth and falling unemployment, inflation risk remains stable.

Despite solid job growth, Japanese consumption has disappointed, which leads to conservative growth forecasts. We believe that a combination of slowing U.S. growth and solid Asian growth may combine to give Japan stable, but close-to-trend growth in the upcoming months. Although growth is still believed to be at or slightly above trend in 2007 and 2008, inflation remains elusive and inflation forecasts have also been revised downward.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

November 15, 2007

FUND BASICS
Global Income Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Lehman Brothers Global Aggregate	30-Day Standardized
October 31, 2007	(based on NAV)[1]	Index (USD hedged)[2]	Yield[3]

Class A	4.46%	4.33%	2.49%
Class B	3.59	4.33	1.86
Class C	3.69	4.33	1.86
Institutional	4.76	4.33	2.95
Service	4.31	4.33	2.45

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective July 2, 2007, the Goldman Sachs Global Income Fund changed its benchmark from the JP Morgan Global Government Bond Index (hedged) to the Lehman Brothers Global Aggregate Index (USD hedged). The Lehman Brothers Global Aggregate Index, an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The J.P. Morgan Global Government Bond Index (hedged) is a broad measure of bond performance in developed countries, including the United States, is unmanaged, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-0.19%	2.89%	4.20%	5.74%		8/2/91
Class B	-1.38	2.74	4.08	4.85		5/1/96
Class C	2.72	3.16	4.07	4.27		8/15/97
Institutional	4.82	4.33	5.27	6.42		8/1/95
Service	4.37	3.81	4.73	6.08	[5]	8/2/91

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.06%	1.17%
Class B	1.81	1.92
Class C	1.81	1.92
Institutional	0.69	0.80
Service	1.19	1.30

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
CURRENCY ALLOCATION[7]

	Percentage of Net Assets

	as of 10/31/07	as of 10/31/06

U.S. Dollar[8]	39.1%	27.5%
Euro	34.2	34.3
Japanese Yen	15.1	18.8
British Pound	3.4	4.7
Canadian Dollar	1.2	3.7
Danish Krone	0.5	0.7
Polish Zloty	0.4	1.0
Swedish Krona	0.4	0.6
Deutschemark	0.3	0.4
Australian Dollar	0.1	0.1

[7]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the above table are reflective of the Fund’s total investments before the effect of derivative instruments, including forward foreign currency contracts. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.
[8]	These figures represent the value excluding short-term obligations. If short-term obligations had been included the percentage for 2007 and 2006 would have been 73.5% and 34.8%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 1, 1997 in Institutional Class Shares of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Global Aggregate Index (USD hedged) (the “Lehman GA Index (USD hedged)”) and the Fund’s previous benchmark, J.P. Morgan Global Government Bond Index (hedged) (the “JP Morgan GGB Index (hedged)”), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of Class A, Class B, Class C, and Service Shares will vary from Institutional Class Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Global Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested November 1, 1997 to October 31, 2007.

Average Annual Total Return Through October 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced August 2, 1991)
Excluding sales charges	4.46%	4.10%	4.67%	6.05%
Including sales charges	-0.24%	3.14%	4.19%	5.75%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	3.59%	3.39%	4.05%	4.85%
Including contingent deferred sales charges	-1.52%	2.98%	4.05%	4.85%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.69%	3.42%	4.06%	4.28%
Including contingent deferred sales charges	2.66%	3.42%	4.06%	4.28%

Institutional Class (commenced August 1, 1995)	4.76%	4.58%	5.26%	6.42%

Service Class (commenced March 12, 1997)	4.31%	4.06%	4.73%	6.08%

PORTFOLIO RESULTS
High Yield Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs High Yield Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.41%, 5.61%, 5.61%, 6.79% and 6.28%, respectively. These returns compared to the 6.88% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index – 2% Issuer Capped, over the same time period.

While the Fund generated positive performance during the reporting period, it lagged its benchmark. This was due, in part, to the Fund’s exposure to European holdings, as they significantly underperformed their U.S. counterparts. Further, the market has been trading in a relatively narrow range for a given credit quality providing fewer opportunities to outperform the benchmark.
  Market Environment

The high yield market performed well through May 2007, due to generally solid company earnings, favorable merger and acquisition activity and a generally strong equity market. The environment changed dramatically towards the end of the second quarter, as subprime mortgage and housing concerns led to a broader liquidity crunch, with investors balking at the structured (and levered) vehicles which had fueled the mortgage credit boom.

Contagion from the subprime crisis spread to the high yield loan and bond markets in late June, causing those markets to sell- off. The credit markets had just begun to attempt to fund over $350 billion of bank and bond commitments to the leveraged buyouts that had been agreed over the prior eighteen months, and with the equity markets suddenly weaker and more volatile, the viability of several of these transactions was called into question. A sudden absence of bank loan buyers, primarily Collateralized Loan Obligations and hedge funds, caused the new issue market to stall and led to a correction in the secondary market bond prices.

The high yield market rebounded sharply on July 31, 2007, and a slow recovery continued through mid-October, benefiting from an equity market rally, the Federal Reserve Board’s 50 basis point rate cut in September and the build-up of cash available for reinvestment in many portfolios. However, this rally reversed (along with the equity market) early in the fourth quarter on renewed subprime and liquidity fears. These factors have taken a steep toll on financial institutions and raised the risk of a consumer-led recession in the U.S. The new issue supply excess remains estimated at over $50 billion for the bond market alone, while private equity sponsors attempt to raise portions of their leveraged buyout financings, restructure others, or, in extreme cases, renege on the original transaction.

PORTFOLIO RESULTS
INVESTMENT OBJECTIVE
The Fund seeks a high level of current income and may also consider the potential for capital appreciation.
  Factors Affecting Performance

During the twelve month reporting period, the Fund performed largely in line with the market. As mentioned, the Fund’s shortfall was caused by its overweight to European companies. The European high yield market underperformed the U.S. market by over 400 basis points during the reporting period, reflecting that market’s less-developed issuer and investor base. Offsetting this shortfall was our underweight to BB rated securities. In addition, Fund performance benefited from a number of premium tender offers as a result of acquisitions or the refinancing of higher cost debt.
  Outlook

It may take several months to resolve the excess of supply in the high yield market. We believe that the subordinated bridge loans (a type of short-term loan that is issued pending the arrangement of larger or longer-term financing) may eventually find buyers from high yield, mezzanine funds (i.e. private equity or merchant banking funds consisting of debt or debt-like instruments, paired with equities) and equity investors. However, we believe this will take time and will require significant price discounts. The paralysis in the bank loan market appears to have ended with the successful sale of First Data’s bank loan, starting the process of clearing supply.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

November 28, 2007

FUND BASICS
High Yield Fund
as of October 31, 2007
PERFORMANCE REVIEW

		Lehman Brothers
		U.S. Corporate	30-Day
November 1, 2006–	Fund Total Return	High Yield Bond Index–	Standardized
October 31, 2007	(based on NAV)[1]	2% Issuer Capped[2]	Yield[3]

Class A	6.41%	6.88%	7.18%
Class B	5.61	6.88	6.76
Class C	5.61	6.88	6.76
Institutional	6.79	6.88	7.87
Service	6.28	6.88	7.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers U.S. Corporate High Yield Bond Index– 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.46%	11.70%	6.14%	6.23%	8/1/97
Class B	1.09	11.48	5.82	5.91	8/1/97
Class C	5.35	11.90	5.83	5.96	8/15/97
Institutional	7.73	13.15	7.03	7.12	8/1/97
Service	7.08	12.54	6.48	6.57	8/1/97

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.12%	1.14%
Class B	1.87	1.89
Class C	1.87	1.89
Institutional	0.75	0.77
Service	1.25	1.27

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP 10 ISSUERS AS OF 10/31/07[6]

Company	% of Net Assets	Line of Business

Ford	2.1%	Automotive
HCA	1.5	Health Care – Services
MGM Mirage	1.4	Gaming
GMAC	1.1	Finance
RH Donnelley	1.1	Publishing
Intelsat	1.1	Telecommunications – Satellites
Sungard Data	1.1	Technology – Software/Services
Nielsen	1.1	Publishing
Rexnord	1.0	Capital Goods
Nortek	0.9	Building Materials

[6]	The top 10 issuers may not be representative of the Fund’s future investments.
TOP 10 INDUSTRY ALLOCATION[7]

	Percentage of Net Assets

	as of 10/31/07	as of 10/31/06

Gaming	6.5%	5.7%
Chemicals	4.6	6.5
Publishing	4.3	4.7
Packaging	4.2	3.7
Health Care – Services	3.7	2.7
Utilities – Electric	3.7	3.4
Building Materials	3.4	3.3
Media – Cable	3.4	4.2
Telecommunications – Cellular	3.2	3.7
Automotive – OEM	3.0	2.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS HIGH YIELD FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 1, 1997 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index — 2% Issuer Capped, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
High Yield Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested November 1, 1997 to October 31, 2007.

Average Annual Total Return Through October 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced August 1, 1997)
Excluding sales charges	6.41%	13.27%	6.73%	6.72%
Including sales charges	1.61%	12.24%	6.24%	6.24%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	5.61%	12.42%	5.95%	5.93%
Including contingent deferred sales charges	0.33%	12.05%	5.95%	5.93%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.61%	12.43%	5.94%	5.97%
Including contingent deferred sales charges	4.56%	12.43%	5.94%	5.97%

Institutional Class (commenced August 1, 1997)	6.79%	13.69%	7.14%	7.12%

Service Class (commenced August 1, 1997)	6.28%	13.08%	6.59%	6.57%

PORTFOLIO RESULTS
Emerging Markets Debt Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Emerging Markets Debt Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, Class C, and Institutional Shares generated cumulative total returns, without sales charges, of 8.86%, 7.80%, and 9.25%, respectively. These returns compare to the 7.72% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, over the same time period.

The Fund generated a positive return during the reporting period and outperformed its benchmark. This was largely due to the Fund’s local debt security selection and active currency strategy during the period. Slightly offsetting this was security selection of Argentine local market debt and an underweight to Brazil versus the benchmark, both of which detracted from relative performance.
  Market Review

Emerging market debt spreads tightened two basis points (“bps”) to close the period at 201 bps. Emerging market debt continued to perform well, aided by the ongoing improvement in emerging market fundamentals, supportive technical factors and strong investor demand. The Ivory Coast (+55.6%), Uruguay (+13.0%) and Brazil (+12.3%) were the top performers within the Index, while Venezuela (-2.2%), Iraq (-1.4%), and Pakistan (1.2%) were the bottom performers within the Index during the 12-month period.
INVESTMENT OBJECTIVE
The Fund seeks a high level of total return consisting of income and capital appreciation.
  Portfolio Composition

At the end of the reporting period relative to the benchmark, the Fund held underweight positions in Asia and Middle East/ Africa. Also relative to the benchmark, the Fund was overweight securities in Europe and Latin America. The Fund remains well diversified across 29 countries and all emerging market regions. At the end of the period, the portfolio’s largest relative overweight was Argentina and its largest underweight was Mexico. The Fund’s average credit quality rating was BB.

PORTFOLIO RESULTS
  Portfolio Highlights

In terms of county exposure relative to the benchmark, the Fund’s underweight to Lebanon was a positive contributor to performance as the sovereign underperformed the Index. This was offset by the Fund’s underweight to Brazil, which detracted from performance as the country surpassed the benchmark. Security selection of Brazilian and Turkish local debt were the primary positive contributors to performance for the period, as these countries exhibited strong economies and a low risk of default. In the hard currency (USD denominated) debt space, the Fund’s main positive contributor to performance was security selection of Argentine bonds while the primary detractor was security selection of Brazilian bonds. The Fund’s active currency strategy significantly contributed to performance, especially its short exposure to the U.S. dollar as the value of the dollar fell more than 10% over the past 12 months. From a top-down perspective, the Fund’s overweight to spread duration marginally contributed to returns, as spreads slightly tightened over the period.
  Outlook

Fundamentally, we continue to see a favorable external environment due to supportive sovereign macroeconomic stabilization programs and improved debt management efforts. We believe sustained or rising commodity prices may continue to support emerging markets, particularly the oil exporters. We believe that the long-term technical picture also shines favorably on the emerging market asset class. Strategic inflows remain strong as investor demand is high and broadening, while net supply remains favorable as emergers are paying down more debt than they are issuing. We continue to have confidence in the asset class despite recent spread widening. Fundamentally, countries continue to benefit from strong balance sheets and the asset class remains structurally sound. Increased volatility in emerging market debt is not uncommon in times of global risk aversion, where all spread sectors are affected. We believe that value has been created in the near term but we continue to be cognizant of market news and will prudently add or decrease exposure based on fundamental valuations and/or market technicals.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

November 16, 2007

FUND BASICS
Emerging Markets Debt Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	J.P. Morgan EMBI Global	30-Day Standardized
October 31, 2007	(based on NAV)[1]	Diversified Index[2]	Yield[3]

Class A	8.86%	7.72%	5.66%
Class C	7.80	7.72	5.42
Institutional	9.25	7.72	6.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Since Inception	Inception Date

Class A	3.68%	11.86%	8/29/03
Class C	6.57	7.62	9/29/06
Institutional	8.91	13.57	8/29/03

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is less than one year) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.53%
Class C	2.00	2.28
Institutional	0.88	1.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 10/31/07	as of 10/31/06

Argentina	9.5%	7.4%
Russia	9.5	13.0
Venezuela	7.9	5.9
United States[7]	5.8	11.1
Turkey	5.7	6.8
Philippines	5.6	7.4
Brazil	5.1	9.1
Colombia	4.5	2.9
Mexico	4.5	4.7
Peru	4.2	3.9

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
[7]	The figures include short-term investments of 4.1% and 8.1% for 10/31/07 and 10/31/06, respectively. Short-term investments include repurchase agreements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Debt Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Emerging Markets Debt Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested August 29, 2003 to October 31, 2007.

Average Annual Total Return Through October 31, 2007	One Year	Since Inception
Class A (commenced August 29, 2003)
Excluding sales charges	8.86%	13.44%
Including sales charges	4.00%	12.20%

Class C (commenced September 29, 2006)
Excluding sales charges	7.80%	9.07%
Including sales charges	6.73%	9.07%

Institutional Class (commenced August 29, 2003)	9.25%	13.89%

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Foreign Sovereign Debt Obligations – 50.7%

Australian Dollar – 0.1%
Australia Government Bond
AUD1,100,000	6.000%	02/15/17	$1,011,892

British Pound – 2.3%
United Kingdom Treasury
GBP1,300,000	8.750	08/25/17	3,487,149
7,240,000	8.000	06/07/21	19,609,516
4,750,000	4.250	06/07/32	9,361,114

			32,457,779

Canadian Dollar – 1.2%
Government of Canada
CAD3,900,000	4.500	06/01/15	4,189,450
10,450,000	5.750	06/01/29	13,107,496

			17,296,946

Danish Krone – 0.5%
Kingdom of Denmark
DKK20,000,000	6.000	11/15/09	4,014,938
16,000,000	4.000	11/15/15	3,051,249

			7,066,187

Euro – 30.7%
Federal Republic of Germany
EUR23,050,000	3.500	04/08/11	32,707,250
64,000,000	4.000	07/04/16	91,246,998
4,750,000	6.250	01/04/24	8,278,334
6,260,000	4.750	07/04/28	9,338,413
10,100,000	5.500	01/04/31	16,627,094
50,000	4.000	01/04/37	66,652
Government of France
27,000,000	4.000	04/25/09	39,013,437
4,200,000	3.500	04/25/15	5,793,643
5,500,000	3.750	04/25/21	7,405,902
5,300,000	5.500	04/25/29	8,641,349
Kingdom of Belgium
17,500,000	5.000	09/28/12	26,211,494
Kingdom of Spain
2,950,000	4.200	07/30/13	4,271,168
10,000,000	4.400	01/31/15	14,597,463
Kingdom of The Netherlands
19,900,000	3.750	07/15/09	28,635,440
29,800,000	4.250	07/15/13	43,299,282
Republic of Austria
13,650,000	3.500	07/15/15	18,786,234
Republic of Italy
20,000,000	3.000	02/01/09	28,557,274
13,100,000	5.500	11/01/10	19,646,413
24,820,000	4.000	04/15/12	35,576,199

			438,700,039

Japanese Yen – 15.1%
Government of Japan
JPY4,475,000,000	0.900	12/22/08	38,895,203
3,675,000,000	0.800	09/20/09	31,854,428
5,200,000,000	0.800	12/20/10	44,839,447
1,000,000,000	1.300	06/20/12	8,759,632
3,000,000,000	1.500	06/20/12	26,512,859
1,102,000,000	1.700	09/20/16	9,720,621
400,000,000	1.900	06/20/25	3,376,754
1,325,000,000	2.000	12/20/25	11,261,713
430,000,000	2.100	12/20/26	3,688,384
785,000,000	2.500	09/20/34	6,921,725
Government of Japan CPI Linked Bond
85,170,000	0.800	12/10/15	723,796
109,218,000	0.800	03/10/16	925,795
170,680,000	1.000	06/10/16	1,463,056
722,277,000	1.100	09/10/16	6,253,911
2,437,665,000	1.100	12/10/16	21,075,084

			216,272,408

Polish Zloty – 0.4%
Government of Poland
PLN16,000,000	4.750	04/25/12	6,166,524

Swedish Krona – 0.4%
Kingdom of Sweden
SEK11,000,000	6.750	05/05/14	1,971,049
20,000,000	4.500	08/12/15	3,196,763

			5,167,812

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $675,820,365)			$724,139,587

Corporate Bonds – 7.5%

Banks – 2.6%
Banca Popolare di Bergamo Capital Trust(a)
EUR1,180,000	8.364%	12/29/49	$1,833,929
Bancaja Emisiones SA Unipersonal(a)
$500,000	4.625	12/29/49	595,817
Banco Popolare Scarl(a)
1,850,000	6.156	06/29/49	2,565,388
BayernLB Capital Trust I(a)
3,250,000	6.203	03/29/49	2,917,720
BCI US Funding Trust II
870,000	6.322	10/15/49	1,260,238
Caja de Ahorros de Valencia Castellon y Alicante(a)
EUR2,100,000	4.375	12/31/49	2,394,896
Citicorp
DEM4,500,000	6.250	09/19/09	3,425,934
Deutsche Postbank Funding Trust IV(a)
EUR950,000	5.983	06/29/49	1,308,888
Instituto de Credito Oficial MTN
$2,100,000	4.625	10/26/10	2,115,212
Landwirtschaftliche Rentenbank
8,940,000	5.000	11/08/16	9,024,675
Nordea Bank Finland PLC
1,010,000	6.500	04/01/09	1,030,772
OTP Bank Nyrt.
EUR1,300,000	5.270	09/19/16	1,759,291

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Banks – (continued)
RBS Capital Trust I(a)
$860,000	4.709%	12/29/49	$781,462
Resona Bank Ltd. MTN(a)
EUR1,180,000	3.750	04/15/15	1,648,950
Resona Preferred Global Securities Ltd.(a)(b)
$2,500,000	7.191	07/30/49	2,512,120
Schieneninfrastructurfinanzierungs-Gesellschaft mBH MTN
760,000	4.625	11/21/13	756,451
Washington Mutual Bank
GBP500,000	5.500	06/10/19	918,696

			36,850,439

Brokerage – 0.3%
Merrill Lynch & Co., Inc.
$1,700,000	6.400	08/28/17	1,709,793
The Bear Stearns Cos., Inc.
2,410,000	5.850	07/19/10	2,426,170

			4,135,963

Capital Goods(b) – 0.0%
Bombardier, Inc.
250,000	6.300	05/01/14	244,375
360,000	7.450	05/01/34	364,500

			608,875

Communications – 0.7%
AMFM, Inc.
900,000	8.000	11/01/08	920,250
Bell Atlantic New Jersey, Inc.
65,000	8.000	06/01/22	74,904
Comcast Cable Communications Holdings, Inc.
170,000	9.455	11/15/22	220,532
Cox Communications, Inc.
1,850,000	4.625	01/15/10	1,829,515
Deutsche Telekom International Finance BV
230,000	8.250	06/15/30	286,718
Koninklijke (Royal) KPN NV
EUR2,700,000	4.750	05/29/14	3,808,847
Telecom Italia Finance SA
399,000	7.750	01/24/33	666,458
Time Warner Cable, Inc.(b)
$2,600,000	6.550	05/01/37	2,614,926

			10,422,150

Consumer Noncyclical – 0.3%
Casino Guichard-Perrachon SA
EUR1,750,000	4.875	04/10/14	2,448,772
Imperial Tobacco Overseas BV
$1,410,000	7.125	04/01/09	1,448,959

			3,897,731

Diversified Financial Services – 0.9%
Lehman Brothers Holdings, Inc.
EUR3,100,000	5.375	10/17/12	4,423,207
$4,500,000	6.200	09/26/14	4,523,581
Morgan Stanley
EUR2,950,000	5.500	10/02/17	4,241,346

			13,188,134

Financial Companies – 1.0%
Capital One Financial Corp.
$4,540,000	5.700	09/15/11	4,553,183
Countrywide Home Loans, Inc.
710,000	4.250	12/19/07	701,586
Dexia Funding Luxembourg(a)
EUR2,155,000	4.892	11/30/49	2,893,744
PHH Corp.
$1,233,000	6.000	03/01/08	1,236,206
Residential Capital LLC
EUR4,250,000	6.625	05/17/12	4,247,870

			13,632,589

Insurance – 1.6%
American International Group, Inc.(a)
4,650,000	4.875	03/15/67	6,139,820
AXA SA(a)
2,280,000	5.777	07/29/49	3,244,158
2,500,000	6.211	10/31/49	3,634,409
CNA Financial Corp.
$420,000	6.600	12/15/08	425,176
Endurance Specialty Holdings Ltd.
20,000	7.000	07/15/34	20,055
Resolution PLC(a)
GBP1,950,000	6.586	11/29/49	3,677,506
SL Finance PLC(a)
EUR650,000	5.314	01/29/49	894,301
GBP1,400,000	6.546	11/29/49	2,768,768
ZFS Finance USA Trust IV(a)(b)
$1,050,000	5.875	05/09/32	1,006,360
ZFS Finance USA Trust V(a)(b)
1,900,000	6.500	05/09/37	1,800,900

			23,611,453

Transportation – 0.1%
OeBB Infrastruktur Bau AG
810,000	4.750	10/28/13	809,593

TOTAL CORPORATE BONDS
(Cost $107,093,365)			$107,156,927

Foreign Debt Obligations – 0.2%

Sovereign — 0.2%
Quebec Province of Canada
$3,350,000	5.125%	11/14/06	$3,370,674
(Cost $3,337,018)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest		Maturity
Amount*	Rate		Date		Value
Asset-Backed Securities – 0.8%

Home Equity – 0.8%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
$5,800,000	6.129%		10/25/37		$5,800,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
1,600,000	6.379		10/25/37		1,600,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
2,900,000	6.579		10/25/37		2,900,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
325,000	7.000		09/25/37		325,610
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
325,000	7.000		09/25/37		325,609

					10,951,219

TOTAL ASSET-BACKED SECURITIES
(Cost $10,951,219)					$10,951,219

Mortgage-Backed Obligations – 16.2%

Collateralized Mortgage Obligations(a) – 3.3%
Countrywide Home Loans Series 2005-HYB4, Class 2A1
$2,051,271	4.898%		08/20/35		$2,024,630
Countrywide Home Loans, Series 2004-HYB5, Class 2A1
890,703	4.855		04/20/35		884,089
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
1,845,936	4.399		06/25/34		1,823,212
Granite Master Issuer PLC Series 2007-1, Class 5A1
GBP4,450,000	6.498		12/20/54		9,060,140
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
$9,582,473	6.029		08/19/36		9,752,579
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
558,839	5.377		08/25/35		559,052
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1
9,553,363	5.678		06/25/37		9,507,697
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
2,393,763	5.983		01/25/46		2,351,499
Sequoia Mortgage Trust Series 2004-10, Class A3A
551,646	5.409		11/20/34		543,216
Structured Adjustable Rate Mortgage Loan Series 2004-12, Class 3A2
251,635	5.250		09/25/34		249,158
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
1,213,684	5.450		11/25/34		1,214,485
WAMU Mortgage Pass-Through Certificates Series 2006-AR7, Class 2A
5,237,718	5.913		07/25/46		5,145,854
Washington Mutual Mortgage Pass Through Certificates Series 2007-0A1, Class A1A
2,462,803	5.633		02/25/47		2,393,152
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
1,644,022	5.853		09/25/46		1,610,627

					47,119,390

FNMA – 12.4%
7,030,826	6.500		09/01/36		7,197,143
14,239,882	6.500		10/01/36		14,576,733
5,026,205	6.500		11/01/36		5,145,102
19,233,948	6.570		09/01/37		19,708,786
10,605,118	5.987		10/01/37		10,770,409
17,804,215	7.500		10/01/37		18,470,693
60,000,000	6.500		TBA-15yr	(c)	61,256,277
4,000,000	6.500		TBA-15yr	(c)	4,088,752
35,000,000	7.000		TBA-15yr	(c)	36,246,875

					177,460,770

Home Equity – 0.5%(a)
American Home Mortgage Investment Trust Series 2004-3, Class 1A
63,431	5.243		10/25/34		62,861
Countrywide Alternative Loan Trust Series 2005-38, Class A1
389,693	6.433		09/25/35		386,832
Countrywide Alternative Loan Trust Series 2005-82, Class A1
4,606,875	5.143		02/25/36		4,489,559
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
1,621,378	5.208		03/20/46		1,591,467

					6,530,719

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $230,917,437)					$231,110,879

U.S. Treasury Obligations(d) – 13.9%

Sovereign – 13.9%
United States Treasury Bonds
$19,500,000	7.500%		11/15/24		$25,613,641
26,160,000	5.250		11/15/28		27,748,696
United States Treasury Notes
18,000,000	4.000		09/30/09		18,022,500
80,000,000	4.250		09/30/12		80,343,760
48,110,000	4.250		08/15/15		47,756,872

					199,485,469

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $197,400,905)					$199,485,469

Agency Debentures – 5.4%

FHLB
$10,000,000	5.375	%(d)	08/19/11		$10,292,471
23,000,000	5.000		03/14/14		23,275,811
FNMA
1,450,000	3.550		11/16/07		1,449,285

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Agency Debentures – (continued)

FHLB – (continued)
$7,130,000	5.270%	01/16/09	$7,140,313
24,534,428	5.815 (a)	07/01/37	24,802,773
10,566,979	5.900	09/01/37	10,708,148

TOTAL AGENCY DEBENTURES
(Cost $77,358,905)			$77,668,801

	Exercise	Expiration
Contracts*	Rate	Date	Value

Options Purchased – 0.0%

Cross Currency Option
Call ILS 3,695,000
Put USD 14,041,000	3.800%	01/24/08	$11,621
Option on Futures Contracts
U.K. 3 Month Sterling Call
GBP 329	93.750	12/19/07	44,851

TOTAL OPTION PURCHASED
(Cost $16,997)			$56,472

Principal	Interest	Maturity
Amount*	Rate	Date	Value

Short-Term Obligations – 17.7%

Time Deposit – 17.7%
ABN Amro
$134,348,278	4.900%	11/01/07	$134,348,278
JPMorgan Corp.
38,337,375	4.850	11/01/07	38,337,375
Rabobank
81,047,846	4.900	11/01/07	81,047,846

			253,733,499

TOTAL SHORT-TERM OBLIGATIONS
(Cost $253,733,499)			$253,733,499

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,556,629,710)			$1,607,673,527

	Interest
Shares	Rate	Value
Securities Lending Collateral(a) – 16.6%

Securities Lending Quality Trust
237,527,113	5.120%	$237,527,113
(Cost $237,527,113)

TOTAL INVESTMENTS – 129.0%
(Cost $1,794,156,823)		$1,845,200,640

LIABILITIES IN EXCESS OF OTHER ASSETS – (29.0)%		(414,428,741)

NET ASSETS – 100.0%		$1,430,771,899

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal/contract amount of each security is stated in the currency in which the bond/option is denominated. See below.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $18,234,306, which represents approximately 1.3% of net assets as of October 31, 2007.

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $101,591,904 which represents approximately 7.1% of net assets as of October 31, 2007.

(d)	All or a portion of security is on loan.

Currency Description

$	=	U.S. Dollar	GBP	=	British Pounds
AUD	=	Australian Dollar	ILS	=	Israeli Shekel
CAD	=	Canadian Dollar	JPY	=	Japanese Yen
DEM	=	German Mark	PLN	=	Polish Zloty
DKK	=	Danish Krone	SEK	=	Swedish Krona
EUR	=	Euro

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	12/19/07	$70,700,927	$76,426,772	$5,725,845
Brazilian Real	Purchase	11/13/07	2,208,915	2,523,717	314,802
Brazilian Real	Purchase	11/26/07	2,044,000	2,205,790	161,790
Brazilian Real	Purchase	12/12/07	2,055,000	2,336,329	281,329
Brazilian Real	Purchase	12/19/07	4,104,618	4,551,345	446,727
Brazilian Real	Purchase	01/10/08	3,769,000	3,942,922	173,922
British Pound	Purchase	11/15/07	27,024,230	27,503,181	478,951
British Pound	Purchase	12/19/07	7,203,569	7,334,897	131,328
Canadian Dollar	Purchase	12/19/07	14,183,531	14,621,172	437,641
Czech Koruna	Purchase	12/19/07	1,416,550	1,485,689	69,139
Euro	Purchase	12/19/07	195,800,514	201,701,539	5,901,025
Indonesian Rupiah	Purchase	11/08/07	2,044,000	2,059,105	15,105
Indonesian Rupiah	Sale	11/08/07	605,000	604,154	846
Indonesian Rupiah	Purchase	11/13/07	658,235	680,909	22,674
Indonesian Rupiah	Purchase	11/26/07	6,499,858	6,540,393	40,535
Indonesian Rupiah	Sale	11/26/07	1,965,000	1,961,414	3,586
Indian Rupee	Purchase	11/19/07	955,000	985,170	30,170
Indian Rupee	Purchase	11/26/07	2,094,000	2,116,043	22,043
Indian Rupee	Purchase	12/12/07	6,394,523	6,517,566	123,043
Indian Rupee	Purchase	12/13/07	3,173,396	3,286,622	113,226
Indian Rupee	Purchase	01/10/08	3,091,000	3,091,183	183
Israeli Shekel	Purchase	01/28/08	606,000	611,145	5,145
Japanese Yen	Sale	12/19/07	31,067,111	31,003,429	63,682
Malaysian Ringgit	Purchase	11/15/07	1,351,548	1,393,998	42,450
Malaysian Ringgit	Purchase	12/04/07	2,565,671	2,582,229	16,558
Mexican Peso	Purchase	12/19/07	13,487,447	13,689,269	201,822
Norwegian Krone	Purchase	12/19/07	56,230,808	59,499,327	3,268,519
New Zealand Dollar	Purchase	12/19/07	30,815,380	32,162,082	1,346,702
Philippine Peso	Purchase	11/05/07	9,545,152	9,742,258	197,106
Philippine Peso	Purchase	11/07/07	696,964	733,739	36,775
Philippine Peso	Purchase	11/13/07	2,044,000	2,114,950	70,950
Philippine Peso	Purchase	11/21/07	2,761,318	2,861,953	100,635
Philippine Peso	Purchase	11/26/07	5,650,985	5,861,070	210,085
Philippine Peso	Purchase	01/16/08	1,925,286	1,931,792	6,506
Polish Zloty	Purchase	12/19/07	1,530,184	1,700,840	170,656
Russian Ruble	Purchase	11/02/07	11,175,363	11,561,860	386,497
Russian Ruble	Purchase	11/23/07	7,209,307	7,384,329	175,022
South African Rand	Purchase	12/19/07	10,086,825	10,594,926	508,101
South Korean Won	Purchase	11/08/07	4,246,818	4,385,271	138,453
South Korean Won	Purchase	11/20/07	4,501,608	4,665,146	163,538
South Korean Won	Purchase	11/27/07	1,265,000	1,294,636	29,636
South Korean Won	Purchase	01/07/08	1,134,000	1,143,465	9,465
South Korean Won	Purchase	01/10/08	3,864,000	3,919,846	55,846
South Korean Won	Purchase	01/16/08	3,763,000	3,822,508	59,508
South Korean Won	Purchase	01/22/08	3,681,000	3,749,962	68,962
South Korean Won	Purchase	01/29/08	3,099,000	3,153,959	54,959
Swedish Krona	Purchase	12/19/07	40,645,000	42,310,453	1,665,453
Swiss Franc	Purchase	12/19/07	84,163,000	86,123,059	1,960,059
Turkish Lira	Purchase	11/26/07	2,517,591	2,700,727	183,136
Turkish Lira	Purchase	12/18/07	4,131,746	4,297,586	165,840
Turkish Lira	Purchase	01/15/08	3,078,000	3,383,380	305,380
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Turkish Lira	Purchase	01/16/08	$1,122,000	$1,159,691	$37,691
Turkish Lira	Purchase	01/22/08	2,053,000	2,204,797	151,797
Taiwan Dollar	Purchase	11/02/07	3,520,380	3,541,844	21,464
Taiwan Dollar	Sale	01/29/08	2,944,000	2,943,399	601
Yuan Renminbi	Purchase	11/15/07	1,847,058	1,854,936	7,878
Yuan Renminbi	Sale	11/15/07	1,266,729	1,266,516	213
Yuan Renminbi	Purchase	12/20/07	10,136,432	10,166,973	30,541

TOTAL					$26,411,541

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Argentine Peso	Purchase	05/23/08	$1,524,000	$1,463,445	$(60,555)
Argentine Peso	Sale	05/23/08	1,490,000	1,494,606	(4,606)
Argentine Peso	Purchase	05/30/08	274,000	262,843	(11,157)
Argentine Peso	Purchase	06/03/08	659,000	630,064	(28,936)
Australian Dollar	Sale	12/19/07	33,251,886	35,789,127	(2,537,241)
British Pound	Sale	11/15/07	75,435,837	77,825,308	(2,389,471)
British Pound	Sale	12/19/07	57,488,000	59,515,160	(2,027,160)
Canadian Dollar	Sale	12/19/07	39,178,000	40,842,274	(1,664,274)
Canadian Dollar	Sale	01/15/08	15,409,627	16,113,523	(703,896)
Chilean Peso	Sale	12/04/07	1,375,649	1,393,344	(17,695)
Czech Koruna	Sale	12/19/07	1,266,729	1,321,094	(54,365)
Danish Kroner	Sale	12/12/07	7,488,221	7,833,508	(345,287)
Euro	Sale	11/20/07	486,237,987	495,646,611	(9,408,624)
Euro	Sale	12/19/07	191,017,663	197,108,292	(6,090,629)
Hungarian Forint	Sale	12/19/07	984,072	1,019,263	(35,191)
Indian Rupee	Sale	12/12/07	2,250,111	2,272,580	(22,469)
Indian Rupee	Purchase	12/13/07	983,024	981,816	(1,208)
Indian Rupee	Purchase	01/10/08	772,750	772,600	(150)
Indian Rupee	Purchase	01/16/08	1,882,000	1,877,581	(4,419)
Indonesian Rupiah	Sale	11/08/07	1,451,772	1,454,951	(3,179)
Indonesian Rupiah	Sale	11/13/07	680,037	680,909	(872)
Indonesian Rupiah	Sale	11/26/07	4,566,909	4,578,979	(12,070)
Israeli Shekel	Sale	01/28/08	606,000	610,923	(4,923)
Japanese Yen	Sale	11/21/07	226,249,482	226,444,553	(195,071)
Japanese Yen	Sale	12/19/07	26,027,000	26,263,186	(236,186)
Japanese Yen	Purchase	12/19/07	109,581,679	108,655,501	(926,178)
Mexican Peso	Sale	12/19/07	13,469,360	13,954,293	(484,933)
Norwegian Krone	Sale	12/19/07	30,864,479	32,905,189	(2,040,710)
New Zealand Dollar	Purchase	12/19/07	12,766,000	12,752,710	(13,290)
New Zealand Dollar	Sale	12/19/07	54,073,749	58,049,976	(3,976,227)
Philippine Peso	Sale	11/05/07	9,688,941	9,742,258	(53,317)
Philippine Peso	Sale	11/07/07	2,675,975	2,870,420	(194,445)
Philippine Peso	Purchase	01/16/08	3,861,973	3,843,741	(18,232)
Polish Zloty	Sale	11/08/07	6,091,128	6,341,299	(250,171)
Russian Ruble	Sale	11/02/07	11,123,332	11,561,860	(438,528)
Russian Ruble	Sale	11/23/07	7,117,471	7,384,329	(266,858)
Singapore Dollar	Sale	12/19/07	5,850,980	5,980,872	(129,892)
South African Rand	Sale	12/19/07	9,506,369	10,589,057	(1,082,688)
South Korean Won	Sale	11/08/07	3,839,000	3,929,450	(90,450)
South Korean Won	Sale	11/20/07	3,960,000	4,128,912	(168,912)
Swedish Krona	Sale	12/11/07	11,742,020	12,555,971	(813,951)
Swedish Krona	Sale	12/19/07	3,687,771	3,739,688	(51,917)
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Swiss Franc	Sale	12/19/07	$84,608,685	$86,080,470	$(1,471,785)
Taiwan Dollar	Sale	11/02/07	1,500,000	1,509,270	(9,270)
Taiwan Dollar	Sale	11/21/07	635,063	646,933	(11,870)
Taiwan Dollar	Sale	11/26/07	1,865,005	1,894,788	(29,783)
Taiwan Dollar	Sale	12/03/07	1,153,134	1,160,511	(7,377)
Taiwan Dollar	Sale	12/12/07	5,870,512	5,973,252	(102,740)
Taiwan Dollar	Sale	12/13/07	793,622	807,709	(14,087)
Taiwan Dollar	Sale	01/09/08	776,000	785,444	(9,444)
Taiwan Dollar	Sale	01/31/08	3,091,000	3,132,900	(41,900)
Turkish Lira	Sale	12/18/07	3,651,000	3,873,631	(222,631)
Turkish Lira	Sale	12/19/07	1,265,687	1,321,771	(56,084)
Yuan Renminbi	Purchase	11/15/07	4,452,286	4,440,315	(11,971)

TOTAL					$(38,849,275)

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Hungarian Forint/Euro	12/19/07	$11,509,370	$11,430,508	$78,862
Slovakian Koruna/Euro	12/19/07	8,744,919	8,634,811	110,108

TOTAL				$188,970

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Loss (Purchase/Sale)	Date	Current Value	Current Value	Loss

Euro/Polish Zloty	12/19/07	$1,084,239	$1,110,699	$(26,460)
Euro/Slovakian Koruna	12/19/07	8,561,869	8,683,289	(121,420)
Norwegian Krone/Euro	12/19/07	248,816	250,766	(1,950)

TOTAL				$(149,830)

FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Australia 10 Year Treasury Bond	98	December 2007	$8,520,419	$(225,969)
2 Year Euro Schatz	(65)	December 2007	(9,705,739)	24,920
5 Year Euro-Bobl	(1,149)	December 2007	(179,048,029)	95,956
10 Year Euro-Bund	(501)	December 2007	(82,144,049)	494,119
Japan 10 Year Treasury Bond	26	December 2007	30,669,539	151,104
U.K. Life Long Gilt	(10)	December 2007	(2,228,997)	5,193
U.S. Long Bonds	(1,580)	December 2007	(177,898,125)	(862,406)
2 Year U.S. Treasury Notes	10	December 2007	8,284,375	(1,719)
5 Year U.S. Treasury Notes	6,063	December 2007	650,825,156	1,393,437
10 Year U.S. Treasury Notes	233	December 2007	25,633,641	176,016

TOTAL				$1,250,651

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)
SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rates Exchanged

	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

ABN Amro Bank N.V.	SEK 96,000(a)	12/19/17	4.500%	3 month STIB	$(454,346)	$63,621
	EUR 10,300(a)	12/19/17	6 month EURO	4.500%	281,823	(95,395)
Banc of America Securities LLC	CAD 24,870(a)	05/31/10	3 month CDOR	4.967	—	(162,129)
	CAD 15,600(a)	05/30/13	4.955	3 month CDOR	—	145,890
	CAD 2,150(a)	05/31/38	3 month CDOR	4.990	—	7,078
Bank of America NA	USD 102,880(a)	12/19/09	5.000	3 month LIBOR	(896,040)	1,810,786
Barclays Bank PLC	EUR 129,510(a)	12/19/09	6 month EURO	4.500	1,213,136	(993,582)
	USD 100,570(a)	12/19/09	5.000	3 month LIBOR	27,913	866,294
	EUR 49,020(a)	12/19/12	4.500	6 month EURO	89,032	(245,268)
	GBP 73,890(a)	12/19/12	5.750	6 month BP	(1,101,464)	2,296,297
	GBP 81,560(a)	12/19/12	6 month BP	5.750	(355,320)	(963,562)
	SEK 436,020(a)	12/19/12	4.500	3 month STIB	(711,880)	(91,602)
	USD 279,900(a)	12/19/12	5.000	3 month LIBOR	(3,156,912)	5,348,358
	USD 119,100(a)	12/19/12	3 month LIBOR	5.000	18,334	(949,784)
	JPY 8,895,000 (a)	12/19/14	6 month JYOR	1.750	(781,662)	(379,995)
	USD 28,980(a)	12/19/14	3 month LIBOR	5.000	807,582	(875,412)
	EUR 39,860(a)	12/19/17	6 month EURO	4.500	1,021,753	(300,293)
	SEK 715,000(a)	12/19/17	3 month STIB	4.500	2,147,060	763,026
	SEK 376,000(a)	12/19/17	4.500	3 month STIB	(1,620,924)	90,585
	USD 12,810(a)	12/19/22	5.250	3 month LIBOR	(783,047)	779,609
	USD 95,910(a)	12/19/27	3 month LIBOR	5.250	4,166,470	(3,891,822)
	USD 14,750(a)	12/19/27	5.250	3 month LIBOR	(616,295)	483,317
	USD 154,270(a)	12/20/27	6.000	3 month LIBOR	448,866	1,654,814
	EUR 18,790	12/19/37	6 month EURO	4.500	890,175	409,471
	EUR 13,720(a)	12/19/37	4.500	6 month EURO	(1,375,963)	426,993
	GBP 13,010(a)	12/19/37	4.750	6 month BP	(323,967)	(44,917)
	GBP 9,170(a)	12/19/37	6 month BP	4.750	434,752	(174,748)
Citibank NA	USD 112,090(a)	12/19/09	3 month LIBOR	5.000	(438,084)	(558,552)
	USD 10,000(a)	09/21/11	5.600	3 month LIBOR	15,316	294,461
	GBP 37,570(a)	12/19/12	5.750	6 month BP	(811,187)	1,418,711
	GBP 27,560(a)	12/19/12	6 month BP	5.750	1,162,263	(1,608,206)
	JPY 6,097,000 (a)	12/19/12	6 month JYOR	1.500	396,262	(981,575)
	JPY 2,606,000 (a)	12/19/12	1.500	6 month JYOR	56,707	157,257
	SEK 187,000(a)	12/19/12	4.500	3 month STIB	(387,219)	42,621
	USD 88,990(a)	12/19/12	3 month LIBOR	5.000	1,019,978	(1,715,945)
	USD 31,530(a)	12/19/12	5.000	3 month LIBOR	(733,674)	980,261
	JPY 17,253,000 (a)	12/19/14	6 month JYOR	1.750	1,765,634	(4,086,813)
	JPY 12,077,000 (a)	12/19/14	1.750	6 month JYOR	711,281	865,934
	JPY 8,605,000 (a)	12/19/17	2.000	6 month JYOR	(977,934)	2,293,582
	USD 42,940(a)	12/19/27	5.250	3 month LIBOR	(3,175,251)	2,788,126
	USD 14,650(a)	12/19/27	3 month LIBOR	5.250	1,039,884	(907,807)
	USD 15,480(a)	12/20/27	6.000	3 month LIBOR	(34,194)	245,284
	USD 57,900(a)	12/20/27	3 month LIBOR	6.000	25,191	(814,735)
Credit Suisse International (London)	EUR 306,200(a)	12/19/09	4.500	6 month EURO	(1,444,110)	925,019
	EUR 240,920(a)	12/19/09	6 month EURO	4.500	2,155,171	(1,746,748)
	USD 4,350	04/18/11	3 month LIBOR	5.368	—	(93,816)
	EUR 4,260(a)	12/19/12	4.500	6 month EURO	(10,767)	(2,810)
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)
			Rates Exchanged

	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Credit Suisse International (London)	EUR 228,230(a)	12/19/12	6 month EURO	4.500	$1,836,340	$(1,108,932)
	GBP 19,850(a)	12/19/12	6 month BP	5.750	54,939	(375,922)
	SEK 127,000(a)	12/19/12	3 month STIB	4.500	170,856	63,176
	SEK 94,000(a)	12/19/12	4.500	3 month STIB	(217,766)	44,546
	USD 333,530(a)	12/19/12	3 month LIBOR	5.000	7,938,369	(10,546,816)
	USD 205,510(a)	12/19/12	5.000	3 month LIBOR	(3,162,117)	4,769,356
	EUR 216,030(a)	12/19/17	4.500	6 month EURO	(6,586,996)	2,676,884
	EUR 109,270(a)	12/19/17	6 month EURO	4.500	5,536,632	(3,558,860)
	GBP 8,710(a)	12/19/17	6 month BP	5.500	124,721	(295,162)
	SEK 458,000(a)	12/19/17	3 month STIB	4.500	1,768,111	95,972
	SEK 176,000(a)	12/19/17	4.500	3 month STIB	(1,033,530)	317,200
	USD 11,180(a)	12/19/17	5.250	3 month LIBOR	(263,267)	387,507
	USD 51,180(a)	12/19/27	5.250	3 month LIBOR	(3,928,123)	3,466,711
	USD 30,890(a)	12/19/27	3 month LIBOR	5.250	1,725,240	(1,446,752)
	USD 129,190(a)	12/20/27	3 month LIBOR	6.000	(54,299)	(1,708,093)
	EUR 4,200	12/10/35	3.904	6 month EURO	—	(743,065)
	EUR 1,350	12/24/35	3.838	6 month EURO	—	(260,217)
	EUR 88,790(a)	12/19/37	4.500	6 month EURO	(8,583,373)	2,442,044
	EUR 49,050(a)	12/19/37	6 month EURO	4.500	5,599,893	(2,207,256)
	GBP 9,790(a)	12/19/37	6 month BP	4.750	644,245	(366,662)
Deutsche Bank AG	EUR 64,230(a)	12/19/09	4.500	6 month EURO	60,456	(169,343)
	AUD 135,940(a)	12/19/12	6.500	6 month BBSW	(1,788,429)	(2,223,296)
	AUD 101,420(a)	12/19/12	6 month BBSW	6.500	1,648,430	1,344,575
	CAD 71,440(a)	12/19/12	4.500	3 month CDOR	(1,310,550)	568,140
	EUR 54,433(a)	12/19/12	4.500	6 month EURO	(22,512)	(150,975)
	JPY 6,349,000 (a)	12/19/12	1.500	6 month JYOR	(741,756)	1,258,747
	SEK 115,000(a)	12/19/12	4.500	3 month STIB	(362,713)	150,795
	USD 10,670(a)	12/19/12	5.000	3 month LIBOR	(169,511)	252,958
	USD 18,390(a)	12/19/12	3 month LIBOR	5.000	(39,349)	(104,474)
	JPY 7,273,000 (a)	12/19/14	1.750	6 month JYOR	(1,152,059)	2,193,985
	EUR 40,690(a)	12/19/17	4.500	6 month EURO	(1,543,155)	806,672
	EUR 5,230(a)	12/19/17	6 month EURO	4.500	60,959	33,703
	JPY 7,249,000 (a)	12/19/17	6 month JYOR	2.000	1,037,500	(2,316,811)
	SEK 157,000(a)	12/19/17	3 month STIB	4.500	219,546	20,588
	EUR 1,850	05/23/36	6 month EURO	4.558	—	94,704
	EUR 15,210(a)	12/19/37	4.500	6 month EURO	(1,188,818)	136,790
	EUR 7,570(a)	12/19/12	4.500	6 month EURO	(148,780)	124,653
	EUR 28,120(a)	12/19/17	4.500	6 month EURO	(1,265,801)	756,833
JPMorgan Securities, Inc.	CAD 2,200(a)	12/19/12	4.500	3 month CDOR	(52,139)	40,894
Lehman Brother International (Europe)	JPY 3,846,000 (a)	12/17/10	1.187	6 month JYOR	—	(2,709)
	JPY 2,437,000 (a)	12/17/15	6 month JYOR	1.709	—	6,953
	USD 21,170(a)	12/20/27	3 month LIBOR	6.000	(342,987)	—
	JPY 493,000(a)	12/17/38	2.648	6 month JYOR	—	(2,126)
Merrill Lynch Capital Markets	USD 6,600	07/19/10	4.398	3 month LIBOR	—	32,799
	USD 6,600	07/19/10	4.402	3 month LIBOR	—	33,283
	USD 7,050	03/10/11	3 month LIBOR	5.236	—	(119,096)
	CAD 20,200(a)	12/19/12	4.500	3 month CDOR	(201,351)	(8,523)
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)
			Rates Exchanged

	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Merrill Lynch Capital Markets	EUR 2,180	04/14/36	4.438	6 month EURO	$—	$(112,477)
	EUR 2,170	04/14/36	4.446	6 month EURO	—	(107,962)
	GBP 12,600(a)	12/19/37	6 month BP	4.750	613,697	(256,439)
Morgan Stanley Capital Services, Inc.	GBP 5,360(a)	12/19/12	6 month BP	5.750	(34,714)	(51,961)
	USD 45,440(a)	12/19/12	3 month LIBOR	5.000	(290,887)	(67,303)
	SEK 244,000(a)	12/19/17	3 month STIB	4.500	776,108	216,984
The Royal Bank of Scotland	GBP 34,850(a)	12/19/10	5.750	6 month BP	298,822	(110,295)
UBS AG (London)	GBP 35,660(a)	12/19/10	5.750	6 month BP	(402,664)	595,572
	GBP 70,510(a)	12/19/10	6 month BP	5.750	(105,846)	(275,590)
	AUD 40,840(a)	12/19/12	6 month BBSW	6.500	548,681	656,547
	AUD 35,860(a)	12/19/12	6.500	6 month BBSW	(593,403)	(464,861)
	EUR 55,470(a)	12/19/12	6 month EURO	4.500	(522,854)	699,647
	EUR 3,710(a)	12/19/12	4.500	6 month EURO	(11,172)	(652)
	GBP 18,480(a)	12/19/12	6 month BP	5.750	(346,477)	47,648
	GBP 82,860(a)	12/19/12	5.750	6 month BP	1,548,224	(207,967)
	JPY 8,526,000 (a)	12/19/12	1.500	6 month JYOR	501,328	193,112
	JPY 3,924,000 (a)	12/19/12	6 month JYOR	1.500	96,667	(381,822)
	SEK 107,000(a)	12/19/12	4.500	3 month STIB	(221,548)	24,372
	JPY 6,001,000 (a)	12/19/14	1.750	6 month JYOR	462,497	321,213

TOTAL					$(3,712,342)	$(1,404,977)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to October 31, 2007.
CREDIT DEFAULT SWAP CONTRACTS

					Upfront
		Notional	Rates		Payments
		Amount	Received by	Termination	made by	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	the Fund	Loss

Protection Sold:
Bank of America NA	CDX North America Investment Grade Index	$107,600	0.600%	12/20/12	187,786	$(95,987)
Citibank NA	ITRX Europe Index	88,900	0.500	06/20/17	163,077	(487,034)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index	98,100	0.600	12/20/12	136,440	(111,574)

TOTAL					$487,303	$(694,595)

Investment Abbreviations:
BBSW	—	Australian Bank Bill Swap Reference Rate
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
EURO	—	Euro Offered Rate
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
STIB	—	Stockholm Interbank Offered Rate

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
WRITTEN OPTIONS — For the year ended October 31, 2007, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding October 31, 2006	—	$—

Contracts written	8,176,329	43,823
Contracts expired	(8,176,000)	(43,823)

Contracts Outstanding October 31, 2007	329	$—

At October 31, 2007, the Fund had outstanding written options as follows:

	Exercise	Number of
Call Options	Rate	Contracts	Expiration Month	Value

U.K. 3 Month Sterling (Premiums Received: $—)	$94	329	December 2007	—

FORWARD SALES CONTRACTS — At October 31, 2007, the Fund had the following Forward Sales Contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA	6.500%	07/01/37	11/13/07	$2,000,198	$2,048,641
FNMA	6.500	08/01/37	11/13/07	3,000,297	3,072,961
FNMA	6.500	09/01/37	11/13/07	7,000,693	7,170,243
FNMA	6.500	10/01/37	11/13/07	1,000,099	1,024,321
FNMA	6.500	TBA - 15yr	11/13/07	13,000,000	13,304,693

TOTAL (Proceeds Receivable: $26,649,525)					$26,620,859

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments
October 31, 2007

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – 89.6%

Aerospace – 0.4%
Esterline Technologies Corp. (B+/B1)
$770,000	7.750%		06/15/13	$791,175
Mecachrome International, Inc. (B-/B3)
EUR3,500,000	9.000		05/15/14	5,386,792
Moog, Inc. (BB-/Ba3)
$210,000	6.250		01/15/15	205,275
Sequa Corp. (BB-/B2)
4,000,000	9.000		08/01/09	4,340,000
TransDigm, Inc. (B-/B3)
2,500,000	7.750		07/15/14	2,565,625
Vought Aircraft Industries, Inc. (CCC/B3)
2,500,000	8.000		07/15/11	2,484,375

				15,773,242

Agriculture – 0.7%
Land O’ Lakes, Inc. (B+/Ba2)
320,000	8.750		11/15/11	327,200
Land O’ Lakes, Inc. (BB+/Ba1)
3,150,000	9.000		12/15/10	3,283,875
National Beef Packing Co. LLC/NB Finance Corp. (B-/Caa1)
2,750,000	10.500		08/01/11	2,763,750
Pilgrim’s Pride Corp. (B/B1)
6,000,000	7.625		05/01/15	6,015,000
Pilgrim’s Pride Corp. (B/B2)
4,750,000	8.375		05/01/17	4,761,875
Smithfield Foods, Inc. (BB/Ba3)
850,000	7.750		05/15/13	871,250
4,000,000	7.750		07/01/17	4,130,000
Tereos Europe (BB/Ba3)
EUR3,750,000	6.375		04/15/14	5,065,395

				27,218,345

Automotive – 2.8%
FCE Bank PLC (B+/B1)
2,000,000	5.726	(a)	09/30/09	2,694,301
4,500,000	7.125		01/16/12	5,948,104
9,250,000	7.125		01/15/13	11,958,677
Ford Motor Co. (CCC+/Caa1)
8,750,000	7.450		07/16/31	6,868,750
1,250,000	8.900		01/15/32	1,087,500
Ford Motor Credit Co. LLC (B/B1)
4,735,000	7.875		06/15/10	4,557,271
2,500,000	9.750		09/15/10	2,500,310
11,250,000	9.875		08/10/11	11,233,114
14,000,000	7.250		10/25/11	13,119,301
5,375,000	7.000		10/01/13	4,798,843
8,500,000	8.000		12/15/16	7,844,743
General Motors Corp. (B-/Caa1)
EUR2,250,000	7.250		07/03/13	3,079,978
$2,000,000	7.700		04/15/16	1,840,000
1,750,000	8.800	(c)	03/01/21	1,627,500
2,750,000	8.250		07/15/23	2,475,000
EUR2,000,000	8.375		07/05/33	2,534,961
$18,540,000	8.375		07/15/33	16,825,050
General Motors Nova Scotia Finance Co. (B-/Caa1)
750,000	6.850%		10/15/08	746,250

				101,739,653

Automotive – Distributor – 0.1%
Keystone Automotive Operations, Inc. (CCC+/Caa2)
4,000,000	9.750		11/01/13	3,250,000

Automotive Parts – 1.3%
Accuride Corp. (B-/B3)
3,000,000	8.500		02/01/15	2,820,000
Allison Transmission, Inc. (B-/Caa1)(b)
4,500,000	11.000		11/01/15	4,590,000
2,625,000	11.250	(d)	11/01/15	2,598,750
Tenneco Automotive, Inc. (BB/Ba3)
2,000,000	10.250		07/15/13	2,160,000
Tenneco, Inc. (B/B3)
3,250,000	8.625		11/15/14	3,315,000
The Goodyear Tire & Rubber Co. (B/B2)
5,000,000	7.857		08/15/11	5,150,000
The Goodyear Tire & Rubber Co. (B/Ba3)
1,950,000	9.000		07/01/15	2,132,812
The Goodyear Tire & Rubber Co. (B+/Ba3)
4,000,000	11.250		03/01/11	4,280,000
TRW Automotive, Inc. (BB-/Ba3)
EUR3,500,000	6.375		03/15/14	4,867,125
$5,000,000	7.000	(b)	03/15/14	4,900,000
825,000	7.250	(b)	03/15/17	806,438
United Components, Inc. (CCC+/Caa1)
5,500,000	9.375		06/15/13	5,610,000
Visteon Corp. (CCC+/Caa2)
3,500,000	8.250		08/01/10	3,255,000
2,000,000	7.000		03/10/14	1,620,000

				48,105,125

Building Materials – 3.4%
ACIH, Inc. (CCC+/Caa1)(b)(e)
6,000,000	11.500		12/15/12	4,335,000
Associated Materials, Inc. (CCC/B3)
1,250,000	9.750		04/15/12	1,275,000
Associated Materials, Inc. (CCC/Caa2)(e)
13,000,000	11.250		03/01/14	8,710,000
CPG International, Inc. (B-/B3)
3,500,000	10.500		07/01/13	3,500,000
Goodman Global Holdings Co., Inc. (B-/B1)(a)
1,360,000	8.360		06/15/12	1,373,600
Goodman Global Holdings Co., Inc. (B-/B3)
13,500,000	7.875		12/15/12	14,310,000
Grohe Holding GMBH (CCC+/B3)
EUR22,000,000	8.625		10/01/14	29,238,961
Heating Finance PLC (CCC+/Caa2)
GBP2,000,000	7.875		03/31/14	3,118,951
Interface, Inc. (B-/B3)
$2,000,000	9.500		02/01/14	2,085,000
Legrand S.A. (BBB/Baa3)
5,050,000	8.500		02/15/25	5,876,938

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Building Materials – (continued)
Masonite Corp.
$5,750,000	11.000%		04/06/15	$4,898,673
Nortek, Inc. (CCC+/B3)
25,000,000	8.500		09/01/14	22,125,000
NTK Holdings, Inc. (CCC+/Caa1)(e)
17,250,000	10.750		03/01/14	11,320,312
Panolam Industries International, Inc. (CCC+/Caa1)(b)
6,500,000	10.750		10/01/13	6,134,375
PLY Gem Industries, Inc. (CCC+/Caa1)
7,000,000	9.000		02/15/12	5,696,250
Texas Industries, Inc. (BB-/Ba3)
1,760,000	7.250		07/15/13	1,751,200
Werner Holdings Co., Inc. (WR)(f)
3,000,000	10.000		11/15/07	30,000

				125,779,260

Capital Goods – 2.1%
Altra Industrial Motion, Inc. (B/B2)
2,750,000	9.000		12/01/11	2,763,750
Baldor Electric Co. (B/B3)
12,685,000	8.625		02/15/17	13,255,825
Belden, Inc. (BB-/Ba2)
1,250,000	7.000		03/15/17	1,253,125
Briggs & Stratton Corp. (BB+/Ba1)
2,500,000	8.875		03/15/11	2,662,500
General Cable Corp. (B+/B1)
50,000	7.125		04/01/17	50,000
Mueller Water Products, Inc. (B/B3)
5,000,000	7.375		06/01/17	4,687,500
RBS Global & Rexnord Corp. (CCC+/B3)
15,000,000	9.500		08/01/14	15,375,000
7,000,000	8.875		09/01/16	7,035,000
RBS Global & Rexnord Corp. (CCC+/Caa1)
14,000,000	11.750		08/01/16	14,770,000
Sensata Technologies (B-/B3)
8,910,000	8.000		05/01/14	8,731,800
Texon International PLC (WR)(f)
DEM2,250,000	10.000		02/01/10	—
VAC Finanzierung GMBH (B/B3)
EUR3,000,000	9.250		04/15/16	4,476,016

				75,060,516

Chemicals – 4.6%
Basell AF SCA (B/B2)
17,500,000	8.375	(b)	08/15/15	15,946,875
EUR5,000,000	8.375		08/15/15	6,663,325
Compass Minerals International, Inc.(B)(e)
$7,750,000	12.000		06/01/13	7,808,125
Equistar Chemical/Funding (BB-/B1)
1,714,000	10.625		05/01/11	1,786,845
Equistar Chemicals LP (BB-/B1)
1,571,000	10.125		09/01/08	1,622,058
2,000,000	7.550		02/15/26	1,750,000
Ferro Corp. (B+/B1)
3,250,000	9.125		01/01/09	3,315,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (B/B3)
11,250,000	9.750		11/15/14	12,318,750
Huntsman International LLC (B/B2)
3,000,000	7.875		11/15/14	3,225,000
Ineos Group Holdings PLC (B-/B3)
EUR13,000,000	7.875		02/15/16	17,277,568
$12,570,000	8.500	(b)	02/15/16	11,941,500
Invista (BB-/Ba3)(b)
6,325,000	9.250		05/01/12	6,672,875
KRATON Polymers LLC/Capital Corp. (CCC+/B3)
7,975,000	8.125		01/15/14	7,695,875
Lyondell Chemical Co. (B+/B1)
2,970,000	8.250		09/15/16	3,385,800
1,000,000	6.875		06/15/17	1,102,500
Lyondell Chemical Co. (BB+/Ba2)
4,000,000	10.500		06/01/13	4,280,000
MacDermid, Inc. (CCC+/Caa1)(b)
7,500,000	9.500		04/15/17	7,350,000
Momentive Performance Materials, Inc. (B-/B3)(b)
10,750,000	9.750		12/01/14	10,454,375
4,000,000	10.125	(d)	12/01/14	3,840,000
Momentive Performance Materials, Inc. (CCC+/Caa2)(b)
8,000,000	11.500		12/01/16	7,740,000
Rhodia S.A. (B/B1)(a)
EUR4,500,000	7.482		10/15/13	6,469,582
Rockwood Specialties Group, Inc. (B-/B3)
$290,000	7.500		11/15/14	292,175
EUR10,500,000	7.625		11/15/14	15,285,813
SPCM SA (B/B3)
2,875,000	8.250		06/15/13	4,206,224
The Mosaic Co. (BB-/Ba1)(b)
1,125,000	7.325		12/01/14	1,192,500
3,385,000	7.625		12/01/16	3,647,338

				167,270,103

Conglomerates – 1.3%
Blount, Inc. (B/B2)
6,750,000	8.875		08/01/12	6,817,500
Bombardier, Inc.(b)
EUR2,000,000	7.250		11/15/16	2,962,283
Bombardier, Inc. (BB/Ba2)(b)
$6,750,000	6.750		05/01/12	6,834,375
3,000,000	8.000		11/15/14	3,135,000
Invensys PLC (B+/B2)(b)
1,463,000	9.875		03/15/11	1,558,095
Park-Ohio Industries, Inc. (B-/B3)
5,000,000	8.375		11/15/14	4,650,000
Polypore, Inc. (CCC+/Caa1)
EUR7,750,000	8.750		05/15/12	10,945,598
$4,500,000	8.750		05/15/12	4,443,750
Trimas Corp. (B-/B3)
5,401,000	9.875		06/15/12	5,522,522

				46,869,123

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Consumer Products – Household & Leisure – 2.7%
Affinion Group, Inc. (B-/B2)
$6,500,000	10.125%		10/15/13	$6,776,250
Affinion Group, Inc. (B-/Caa1)
4,500,000	11.500		10/15/15	4,702,500
Ames True Temper (CCC-/Caa3)
3,750,000	10.000		07/15/12	2,962,500
Elizabeth Arden, Inc. (B/B1)
395,000	7.750		01/15/14	394,013
FTD Group, Inc. (B-/B3)
3,859,000	7.750		02/15/14	3,675,697
Harry & David Holdings, Inc. (B-/B3)
3,110,000	9.000		03/01/13	2,985,600
Jarden Corp. (B-/B3)
7,000,000	7.500		05/01/17	6,650,000
Safilo Capital International S.A. (B/B2)
EUR7,150,000	9.625		05/15/13	10,978,553
Sealy Mattress Co. (B/B2)
$5,500,000	8.250		06/15/14	5,472,500
Simmons Bedding Co. (CCC+/B2)
3,000,000	7.875		01/15/14	2,880,000
Simmons Bedding Co. (CCC+/B3)(e)
4,500,000	10.000		12/15/14	3,633,750
Solo Cup Co. (CCC-/Caa2)
5,250,000	8.500		02/15/14	4,725,000
Spectrum Brands, Inc. (CCC-/Caa3)
5,500,000	11.250	(d)	10/02/13	4,702,500
13,500,000	7.375		02/01/15	9,720,000
True Temper Sports, Inc. (CCC-/Caa2)
1,250,000	8.375		09/15/11	843,750
Visant Corp. (B-/B1)
6,625,000	7.625		10/01/12	6,823,750
Visant Holding Corp. (B-/B3)
11,250,000	8.750		12/01/13	11,587,500
8,750,000	10.250	(e)	12/01/13	8,181,250

				97,695,113

Consumer Products – Industrial – 0.7%
Johnsondiversey Holdings, Inc. (CCC+/Caa1)(e)
7,000,000	10.670		05/15/13	7,262,500
Johnsondiversey, Inc. (CCC+/B3)
4,005,000	9.625		05/15/12	4,165,200
EUR3,860,000	9.625		05/15/12	5,745,162
Norcross Safety Products (B-/B2)
$5,000,000	9.875		08/15/11	5,200,000
Safety Products Holdings, Inc. Series B (B-/B3)(d)
1,991,836	11.750		01/01/12	2,091,428

				24,464,290

Consumer Products – Non Durable – 1.5%
Chattem, Inc. (B/B2)
2,655,000	7.000%		03/01/14	2,621,813
Constellation Brands, Inc. (B/B2)
1,522,000	8.125		01/15/12	1,552,440
Constellation Brands, Inc. (BB-/Ba3)
575,000	7.250		09/01/16	579,313
6,000,000	7.250	(b)	05/15/17	6,015,000
Del Laboratories, Inc. (CCC/Caa2)
8,750,000	8.000		02/01/12	8,432,812
Prestige Brands, Inc. (B-/B3)
2,100,000	9.250		04/15/12	2,100,000
Reddy Ice Holdings, Inc. (B-/B3)(e)
3,750,000	10.500		11/01/12	3,581,250
Sally Holdings LLC (CCC+/B2)
10,545,000	9.250		11/15/14	10,624,087
Sally Holdings LLC (CCC+/Caa1)
15,750,000	10.500		11/15/16	15,750,000
Yankee Acquisition Corp. (CCC+/B3)
2,875,000	8.500		02/15/15	2,695,312
Yankee Acquisition Corp. (CCC+/Caa1)
2,250,000	9.750		02/15/17	2,081,250

				56,033,277

Defense – 1.0%
Alliant Techsystems, Inc. (B+/B1)
6,000,000	6.750		04/01/16	5,970,000
Communications & Power Industries, Inc. (B-/B3)
2,000,000	8.000		02/01/12	2,025,000
DRS Technologies, Inc. (B/B3)
2,750,000	6.875		11/01/13	2,756,875
3,000,000	7.625		02/01/18	3,067,500
DRS Technologies, Inc. (B+/B1)
1,225,000	6.625		02/01/16	1,212,750
Heckler Koch GMBH (B-/B2)
EUR2,000,000	9.250		07/15/11	3,005,739
L-3 Communications Corp. (BB+/Ba3)
$2,250,000	6.125		07/15/13	2,216,250
4,500,000	6.125		01/15/14	4,432,500
3,000,000	5.875		01/15/15	2,940,000
8,975,000	6.375		10/15/15	8,952,563

				36,579,177

Energy – Coal – 0.6%
Arch Western Finance LLC (BB-/B1)
3,445,000	6.750		07/01/13	3,367,487
Foundation PA Coal Co. (B/Ba3)
275,000	7.250		08/01/14	271,563
Massey Energy Co. (B+/B2)
6,500,000	6.875		12/15/13	6,158,750
New World Resources BV (B/B3)
EUR3,500,000	7.375		05/15/15	4,892,474
Peabody Energy Corp. (BB/Ba1)
$4,000,000	6.875		03/15/13	4,030,000
1,000,000	5.875		04/15/16	950,000
2,975,000	7.375		11/01/16	3,105,156

				22,775,430

Energy – Exploration & Production – 2.6%
Chesapeake Energy Corp. (BB/Ba2)
5,125,000	6.375		06/15/15	4,984,062
6,530,000	6.625		01/15/16	6,415,725
9,750,000	6.875		01/15/16	9,689,062
11,125,000	6.500		08/15/17	10,763,437

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Energy – Exploration & Production – (continued)
Cimarex Energy Co. (BB-/B1)
$5,000,000	7.125%	05/01/17	$4,950,000
Encore Acquisition Co. (B/B1)
8,250,000	6.000	07/15/15	7,466,250
3,000,000	7.250	12/01/17	2,872,500
EXCO Resources, Inc. (B-/Caa1)
4,000,000	7.250	01/15/11	3,960,000
KCS Energy, Inc. (B/B3)
2,375,000	7.125	04/01/12	2,345,313
Newfield Exploration Co. (BB-/Ba3)
6,000,000	6.625	04/15/16	5,895,000
OPTI Canada, Inc. (BB+/B1)(b)
8,000,000	7.875	12/15/14	7,980,000
Plains Exploration & Production Co. (BB-/B1)
5,000,000	7.750	06/15/15	4,975,000
3,000,000	7.000	03/15/17	2,857,500
Pogo Producing Co. (B+/B1)
1,250,000	7.875	05/01/13	1,273,438
4,970,000	6.875	10/01/17	5,019,700
Quicksilver Resources, Inc. (B/B1)
3,750,000	7.125	04/01/16	3,684,375
Range Resources Corp. (B+/Ba3)
3,500,000	6.375	03/15/15	3,412,500
Whiting Petroleum Corp. (B/B1)
2,500,000	7.250	05/01/13	2,462,500
2,500,000	7.000	02/01/14	2,456,250

			93,462,612

Energy – Refining(b) – 0.2%
Petroplus Finance Ltd. (BB-/B1)
2,125,000	6.750	05/01/14	2,018,750
6,500,000	7.000	05/01/17	6,207,500

			8,226,250

Energy – Services – 0.1%
Compagnie Generale de Geophysique-Veritas (B+/Ba3)
2,000,000	7.500	05/15/15	2,052,500
Seitel, Inc. (B-/B3)
2,000,000	9.750	02/15/14	1,860,000

			3,912,500

Entertainment & Leisure – 0.8%
AMC Entertainment, Inc. (B-/Ba3)
1,875,000	8.625	08/15/12	1,950,000
AMC Entertainment, Inc. (CCC+/B2)
4,250,000	11.000	02/01/16	4,590,000
Festival Fun Parks LLC (B/B3)
3,250,000	10.875	04/15/14	3,282,500
HRP Myrtle Beach Operations LLC (B+/B2)(a)(b)
1,750,000	9.894	04/01/12	1,750,000
Universal City Development Partners (B-/B1)
8,750,000	11.750	04/01/10	9,143,750
Universal City Florida Holding Co. (B-/B3)
1,125,000	8.375	05/01/10	1,147,500
Warner Music Group (B/B2)
5,625,000	7.375	04/15/14	4,978,125
WMG Holdings Corp. (B/B2)(e)
4,550,000	9.500	12/15/14	3,332,875

			30,174,750

Environmental – 1.0%
Allied Waste North America, Inc. (BB+/B1)
2,000,000	6.500	11/15/10	2,030,000
3,875,000	6.375	04/15/11	3,875,000
4,000,000	7.875	04/15/13	4,160,000
3,000,000	6.125	02/15/14	2,913,750
8,250,000	7.250	03/15/15	8,394,375
Allied Waste North America, Inc. Series B (BB+/B1)
3,305,000	7.125	05/15/16	3,338,050
4,500,000	6.875	06/01/17	4,432,500
Waste Services (CCC+/Caa1)
5,000,000	9.500	04/15/14	5,087,500
WCA Waste Corp. (B-/B3)
2,000,000	9.250	06/15/14	2,065,000

			36,296,175

Finance – 1.5%
ETrade Financial Corp. (BB-/Ba2)
4,000,000	7.375	09/15/13	3,640,000
General Motors Acceptance Corp. (BB+/Ba2)
EUR1,500,000	4.750	09/14/09	2,008,830
$3,000,000	7.250	03/02/11	2,804,798
21,160,000	6.875	09/15/11	19,591,569
6,000,000	6.750	12/01/14	5,273,232
13,785,000	8.000	11/01/31	12,751,125
GMAC Canada Ltd. (BB+/Ba2)
GBP500,000	6.625	12/17/10	935,685
NCO Group, Inc. (B-/Caa1)
$7,250,000	11.875	11/15/14	7,168,437
Nuveen Investments, Inc. (B-/B3)(b)
1,500,000	10.500	11/15/15	1,500,000

			55,673,676

Finance Insurance – 0.2%
HUB International Holdings, Inc. (CCC+/B3)(b)
$6,000,000	9.000	12/15/14	5,835,000

Food – 1.4%
Dean Foods Co. (B/B1)
7,000,000	7.000	06/01/16	6,545,000
Dole Food Co. (B-/Caa1)
4,513,000	8.625	05/01/09	4,513,000
2,000,000	7.250	06/15/10	1,900,000
3,000,000	8.875	03/15/11	2,925,000
Foodcorp Ltd. (B+/B2)
EUR4,750,000	8.875	06/15/12	7,018,220
Michael Foods, Inc. (B-/B3)
$4,500,000	8.000	11/15/13	4,500,000
Pinnacle Foods Finance LLC (CCC/Caa2)(b)
15,500,000	9.250	04/01/15	14,763,750
10,750,000	10.625	04/01/17	10,051,250

			52,216,220

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Gaming – 6.5%
Boyd Gaming Corp. (B+/Ba3)
$3,000,000	6.750%	04/15/14	$2,921,250
1,000,000	7.125	02/01/16	975,000
Buffalo Thunder Development Authority (B/B2)(b)
2,500,000	9.375	12/15/14	2,337,500
Caesars Entertainment, Inc. (BB/Baa3)
1,500,000	7.500	09/01/09	1,545,000
CCM Merger, Inc. (CCC+/B3)(b)
3,500,000	8.000	08/01/13	3,342,500
Chukchansi Economic Development Authority (BB-/B2)(b)
4,000,000	8.000	11/15/13	4,020,000
Circus & Eldorado (B/B2)
3,500,000	10.125	03/01/12	3,640,000
Cirsa Capital Luxembourg SA (B-/B3)
EUR1,750,000	7.875	07/15/12	2,420,888
Cirsa Finance Luxembourg SA (B/B2)
6,250,000	8.750	05/15/14	8,917,630
Codere Finance Luxembourg SA (B/B2)
15,000,000	8.250	06/15/15	22,054,158
Galaxy Entertainment Finance Co. Ltd. (B+/B1)(b)
$1,250,000	9.875	12/15/12	1,331,250
Greektown Holdings LLC (CCC+/Caa1)(b)
1,500,000	10.750	12/01/13	1,488,750
Harrah’s Operating Co., Inc. (BB/Baa3)
8,125,000	5.625	06/01/15	6,296,875
8,000,000	6.500	06/01/16	6,340,000
Herbst Gaming, Inc. (B-/B3)
2,000,000	8.125	06/01/12	1,780,000
Indianapolis Downs LLC & Capital Corp. (B/B3)(b)
2,250,000	11.000	11/01/12	2,272,500
Isle of Capri Casinos, Inc. (B/B3)
3,250,000	7.000	03/01/14	2,884,375
Mandalay Resort Group (B+/B1)
2,000,000	9.375	02/15/10	2,100,000
MGM Mirage, Inc. (B+/B1)
5,125,000	8.375	02/01/11	5,368,437
MGM Mirage, Inc. (BB/Ba2)
2,000,000	8.500	09/15/10	2,095,000
750,000	6.750	09/01/12	739,688
5,750,000	6.750	04/01/13	5,606,250
2,000,000	5.875	02/27/14	1,860,000
20,000,000	6.625	07/15/15	18,900,000
8,000,000	7.500	06/01/16	7,990,000
1,750,000	7.625	01/15/17	1,758,750
Mirage Resorts, Inc. (BB/Ba2)
3,125,000	7.250	08/01/17	3,031,250
Mohegan Tribal Gaming Authority (B/Ba2)
3,000,000	8.000	04/01/12	3,071,250
1,305,000	7.125	08/15/14	1,291,950
MTR Gaming Group, Inc. (B/B2)
3,000,000	9.750	04/01/10	3,086,250
Park Place Entertainment Corp. (B+/Ba1)
5,000,000	7.875	03/15/10	5,175,000
2,500,000	8.125	05/15/11	2,543,750
Peermont Global Ltd. (B/B3)
EUR10,750,000	7.750	04/30/14	14,949,026
Penn National Gaming, Inc. (B+/B1)
$3,000,000	6.750	03/01/15	3,060,000
Pinnacle Entertainment, Inc. (B-/B3)
4,500,000	8.250	03/15/12	4,640,625
1,500,000	8.750	10/01/13	1,573,125
6,000,000	7.500 (b)	06/15/15	5,805,000
Pokagon Gaming Authority (B/B3)(b)
2,000,000	10.375	06/15/14	2,215,000
River Rock Entertainment (B+/B2)
2,500,000	9.750	11/01/11	2,600,000
San Pasqual Casino (B+/B2)(b)
2,375,000	8.000	09/15/13	2,363,125
Seneca Gaming Corp. (BB/Ba2)
550,000	7.250	05/01/12	550,000
Shingle Springs Tribal Gaming Authority (B/B3)(b)
7,250,000	9.375	06/15/15	7,358,750
Snoqualmie Entertainment Authority (B/B3)(b)
5,000,000	9.125	02/01/15	4,912,500
Station Casinos, Inc. (B/Ba3)
12,500,000	6.500	02/01/14	10,500,000
17,600,000	6.875	03/01/16	14,608,000
Station Casinos, Inc. (B+/Ba2)
2,000,000	6.000	04/01/12	1,875,000
1,000,000	7.750	08/15/16	981,250
Turning Stone Casino Resort Enterprise (B+/B1)(b)
2,950,000	9.125	09/15/14	3,038,500
Wimar Opco LLC/Wimar Opco Finance Corp. (CCC+/Caa1)(b)
7,250,000	9.625	12/15/14	5,437,500
Wynn Las Vegas LLC (BBB-/Ba2)
13,750,000	6.625	12/01/14	13,526,562

			239,179,214

Health Care – Medical Products – 2.0%
Accellent, Inc. (CCC+/Caa2)
9,000,000	10.500	12/01/13	8,460,000
Advanced Medical Optics, Inc. (B-/B2)
4,780,000	7.500	05/01/17	4,517,100
Bausch & Lomb, Inc. (B-/Caa1)(b)
8,000,000	9.875	11/01/15	8,250,000
Fisher Scientific International, Inc. (BBB/Baa3)
2,250,000	6.125	07/01/15	2,237,068
Fresenius (BB-/Ba3)(b)
6,625,000	6.875	07/15/17	6,673,299
PTS Acquisition Corp. (B-/Caa1)(b)(d)
19,000,000	9.500	04/15/15	18,430,000
PTS Acquisition Corp. (B-/Caa1)
EUR2,125,000	9.750	04/15/17	2,939,649
The Cooper Companies, Inc. (BB-/Ba3)
$1,250,000	7.125	02/15/15	1,253,125
Varietal Distribution (CCC+/Caa1)(b)(d)
19,500,000	10.250	07/15/15	18,915,000

			71,675,241

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Health Care – Pharmaceutical – 0.5%
Angiotech Pharmaceuticals, Inc. (CCC/Caa1)
$5,000,000	7.750%	04/01/14	$4,237,500
Elan Finance PLC/Elan Finance Corp. (B/B3)
6,000,000	7.750	11/15/11	5,925,000
1,500,000	8.875	12/01/13	1,513,125
Warner Chilcott Corp. (B-/B3)
5,731,000	8.750	02/01/15	5,917,258

			17,592,883

Health Care – Services – 3.7%
Alliance Imaging, Inc. (B-/B3)
4,000,000	7.250	12/15/12	3,860,000
Community Health Systems, Inc. (B-/B3)(b)
18,000,000	8.875	07/15/15	18,247,500
CRC Health Corp. (CCC+/Caa1)
2,625,000	10.750	02/01/16	2,798,906
DaVita, Inc. (B/B2)
5,250,000	7.250	03/15/15	5,309,062
HCA, Inc. (B-/Caa1)
2,065,000	6.950	05/01/12	1,917,869
925,000	6.300	10/01/12	830,188
12,000,000	6.250	02/15/13	10,560,000
5,170,000	6.750	07/15/13	4,614,225
8,750,000	6.375	01/15/15	7,437,500
4,000,000	6.500	02/15/16	3,415,000
HCA, Inc. (BB-/B2)
2,500,000	9.125	11/15/14	2,593,750
11,225,000	9.250	11/15/16	11,814,312
12,250,000	9.625 (d)	11/15/16	12,893,125
Psychiatric Solutions, Inc. (B-/B3)
2,220,000	7.750	07/15/15	2,258,850
Select Medical Corp. (CCC+/B3)
6,250,000	7.625	02/01/15	5,578,125
Senior Housing Properties Trust (BB+/Ba2)
1,950,000	7.875	04/15/15	2,013,375
Tenet Healthcare Corp. (CCC+/Caa1)
2,500,000	6.375	12/01/11	2,187,500
3,500,000	6.500	06/01/12	2,983,750
9,250,000	7.375	02/01/13	7,885,625
3,520,000	9.875	07/01/14	3,203,200
2,000,000	9.250	02/01/15	1,770,000
U.S. Oncology, Inc. (CCC+/B2)
5,175,000	9.000	08/15/12	5,200,875
U.S. Oncology, Inc. (CCC+/B3)
1,875,000	10.750	08/15/14	1,950,000
United Surgical Partners International, Inc. (CCC+/Caa1)
5,000,000	8.875	05/01/17	5,100,000
Universal Hospital Services, Inc. (B+/B3)(b)(d)
1,750,000	8.500	06/01/15	1,763,125
Vanguard Health Holding Co. I (CCC+/Caa1)(e)
3,500,000	11.250	10/01/15	2,730,000
Vanguard Health Holding Co. II (CCC+/Caa1)
4,000,000	9.000	10/01/14	3,900,000
Ventas Realty LP (BB+/Ba1)
2,000,000	9.000	05/01/12	2,180,000

			136,995,862

Home Construction – 0.4%
K. Hovnanian Enterprises, Inc. (BB-/Ba3)
1,500,000	6.250	01/15/15	1,158,750
3,450,000	7.500	05/15/16	2,725,500
4,000,000	8.625	01/15/17	3,340,000
KB Home (BB+/Ba1)
2,750,000	6.375	08/15/11	2,571,250
1,500,000	7.250	06/15/18	1,387,500
Kimball Hill, Inc. (B-/Caa1)
2,250,000	10.500	12/15/12	1,440,000
Meritage Homes Corp. (BB/Ba3)
4,750,000	6.250	03/15/15	3,728,750

			16,351,750

Lodging – 0.4%
Gaylord Entertainment Co. (B-/B3)
3,325,000	8.000	11/15/13	3,374,875
Host Hotels & Resorts LP (BB)
3,000,000	6.875	11/01/14	3,030,000
Host Marriott LP (BB/Ba1)
5,750,000	7.125	11/01/13	5,821,875
3,125,000	6.375	03/15/15	3,078,125

			15,304,875

Machinery – 0.2%
Case New Holland, Inc. (BB+/Ba3)
3,000,000	7.125	03/01/14	3,105,000
Douglas Dynamics LLC (B-/B3)(b)
750,000	7.750	01/15/12	678,750
Dresser-Rand Group, Inc. (B/B1)
4,344,000	7.375	11/01/14	4,365,720

			8,149,470

Media – 0.8%
DIRECTV Holdings LLC (BB-/Ba3)
4,500,000	8.375	03/15/13	4,702,500
1,500,000	6.375	06/15/15	1,445,625
EchoStar DBS Corp. (BB-/Ba3)
5,500,000	6.375	10/01/11	5,555,000
4,250,000	7.000	10/01/13	4,425,313
5,150,000	7.125	02/01/16	5,375,312
Lamar Media Corp. (B/Ba3)(b)
3,000,000	7.250	01/01/13	2,957,500
4,500,000	6.625	08/15/15	4,297,500

			28,758,750

Media – Broadcasting & Radio – 2.1%
Bonten Media Acquisition Co. (CCC+/Caa1)(b)(d)
$3,500,000	9.000	06/01/15	3,220,000
Chancellor Media (CCU) (B+/Baa3)
3,000,000	8.000	11/01/08	3,067,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Media – Broadcasting & Radio – (continued)
Clear Channel Communications, Inc. (B+/Baa3)
$2,500,000	6.250%		03/15/11	$2,300,000
5,250,000	5.750		01/15/13	4,462,500
9,000,000	5.500		09/15/14	7,132,500
5,500,000	5.500		12/15/16	4,262,500
CMP Susquehanna Corp. (CCC/Caa1)
6,750,000	9.875		05/15/14	6,243,750
Liberty Media LLC (BB+/Ba2)
2,120,000	8.250		02/01/30	2,084,002
LIN Television Corp. (B-/B1)
6,500,000	6.500		05/15/13	6,305,000
Local TV Finance LLC (CCC+/Caa1)(b)(d)
5,000,000	9.250		06/15/15	4,775,000
Radio One, Inc. (CCC+/B1)
2,250,000	6.375		02/15/13	1,980,000
Sinclair Broadcast Group, Inc. (B/Ba3)
836,000	8.000		03/15/12	860,035
Univision Communications, Inc. (CCC+/B3)(b)(d)
29,500,000	9.750		03/15/15	28,762,500

				75,455,287

Media – Cable – 3.4%
Adelphia Communications Corp.(f)
2,000,000	10.250		06/15/49	352,500
Atlantic Broadband Finance LLC (CCC+/Caa1)
3,250,000	9.375		01/15/14	3,193,125
Cablevision Systems Corp. (B+/B3)
7,875,000	8.000		04/15/12	7,668,281
CCH I Holdings LLC (CCC/Caa2)
13,585,000	11.000		10/01/15	13,177,450
CCH I Holdings LLC (CCC/Caa3)
3,250,000	9.920		04/01/14	2,665,000
5,500,000	11.750	(e)	05/15/14	4,812,500
Charter Communications Holdings II (CCC/Caa1)
7,125,000	10.250		09/15/10	7,267,500
Charter Communications Operating LLC/Capital (B+/B2)(b)
580,000	8.375		04/30/14	577,100
CSC Holdings, Inc. (B+/B2)
8,250,000	8.125		07/15/09	8,404,687
1,250,000	8.125		08/15/09	1,273,438
2,000,000	7.625		04/01/11	1,990,000
3,750,000	6.750		04/15/12	3,628,125
Frontier Vision(f)
2,000,000	11.000		10/15/49	—
Kabel Deutschland GmbH (B-/B2)
5,750,000	10.625		07/01/14	6,260,313
Mediacom LLC (B/B3)
3,560,000	9.500		01/15/13	3,560,000
Ono Finance II (CCC+/B3)
EUR11,500,000	8.000		05/16/14	15,825,398
Ono Finance PLC (CCC+/B3)
4,250,000	10.500		05/15/14	6,518,018
Rainbow National Services LLC (B+/B2)(b)
$200,000	8.750		09/01/12	208,000
Rainbow National Services LLC (B+/B3)(b)
1,909,000	10.375		09/01/14	2,099,900
UPC Holding BV (CCC+/B3)
EUR4,250,000	7.750		01/15/14	6,156,333
9,500,000	8.625		01/15/14	14,105,246
6,000,000	8.000		11/01/16	8,647,837
Virgin Media Finance PLC (B-/B2)
GBP2,250,000	9.750		04/15/14	4,701,818

				123,092,569

Media – Diversified – 0.5%
CanWest MediaWorks, Inc. (CCC+/B3)
$4,500,000	8.000		09/15/12	4,381,875
Quebecor Media, Inc. (B/B2)
6,035,000	7.750	(b)	03/15/16	5,944,475
Rogers Wireless Communications, Inc. (BB+/Ba1)
5,000,000	8.000		12/15/12	5,281,250
Rogers Wireless Communications, Inc. (BBB-/Baa3)
2,000,000	7.500		03/15/15	2,160,000
Videotron Ltee (B+/Ba1)
375,000	6.875		01/15/14	374,063

				18,141,663

Metals – 1.5%
AK Steel Corp. (B+/B1)
8,000,000	7.750		06/15/12	8,160,000
Aleris International, Inc. (B-/B3)(d)
8,750,000	9.000		12/15/14	7,853,125
Aleris International, Inc. (B-/Caa1)
16,250,000	10.000		12/15/16	14,137,500
Freeport-McMoRan Copper & Gold, Inc. (BB/Ba3)
125,000	8.250		04/01/15	135,312
1,565,000	8.375		04/01/17	1,713,675
GrafTech Finance, Inc. (B/B2)
3,674,000	10.250		02/15/12	3,839,330
Novelis, Inc. (B/B3)
12,675,000	7.250		02/15/15	12,168,000
Steel Dynamics, Inc. (BB+/Ba2)(b)
6,500,000	7.375		11/01/12	6,483,750

				54,490,692

Packaging – 4.2%
Ball Corp. (BB/Ba1)
50,000	6.875		12/15/12	50,875
Berry Plastics Holding Corp. (B/B3)
9,865,000	8.875		09/15/14	10,111,625
Berry Plastics Holding Corp. (CCC+/Caa2)
8,000,000	10.250		03/01/16	7,680,000
Beverage Packaging Holdings II SA/Luxembourg (B+/B2)
EUR5,500,000	8.000		12/15/16	7,728,009
Beverage Packaging Holdings II SA/Luxembourg (B-/B3)
14,500,000	9.500		06/15/17	19,691,213
Consol Speciality Glass Ltd. (BB-/B1)
4,250,000	7.625		04/15/14	6,063,988
Crown Americas LLC (B/B1)
$8,445,000	7.750		11/15/15	8,698,350
Gerresheimer Holdings GMBH (B+/B2)
EUR4,650,000	7.875		03/01/15	6,996,763

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Packaging – (continued)
Graham Packaging Co., Inc. (CCC+/Caa1)
$20,875,000	9.875%		10/15/14	$20,666,250
Graphic Packaging International, Inc. (B-/B3)
13,000,000	9.500		08/15/13	13,617,500
Impress Holdings BV (B-/B3)
EUR13,500,000	9.250		09/15/14	20,728,736
Impress Holdings BV (BB-/Ba3)(a)
1,000,000	7.857		09/15/13	1,459,413
Owens Brockway Glass Container (B/B3)
$2,500,000	8.250		05/15/13	2,612,500
1,000,000	6.750		12/01/14	1,002,500
Owens Brockway Glass Container (BB/Ba2)
7,032,000	8.875		02/15/09	7,093,530
Plastipak Holdings, Inc. (B/B3)(b)
1,165,000	8.500		12/15/15	1,191,213
Pliant Corp. (CCC/Caa1)
2,375,000	11.125		09/01/09	2,060,312
Pregis Corp. (CCC+/Caa1)
6,750,000	12.375		10/15/13	7,357,500
Stichting Participatie Impress Cooperatieve UA(d)
EUR891,756	17.000		09/29/49	1,401,551
Tekni-Plex, Inc. (C/Caa1)
$4,500,000	8.750		11/15/13	4,185,000
Tekni-Plex, Inc. (CCC-/B1)
2,500,000	10.875		08/15/12	2,706,250

				153,103,078

Paper – 2.3%
Ainsworth Lumber Co. Ltd. (CCC+/B2)
4,000,000	7.250		10/01/12	2,680,000
2,500,000	6.750		03/15/14	1,581,250
Boise Cascade LLC (B+/B2)
6,000,000	7.125		10/15/14	5,910,000
Catalyst Paper Corp. (B/B2)
3,000,000	8.625		06/15/11	2,377,500
1,500,000	7.375		03/01/14	1,098,750
Georgia-Pacific Corp. (B/B2)
8,500,000	8.125		05/15/11	8,670,000
1,000,000	9.500		12/01/11	1,055,000
1,500,000	7.700		06/15/15	1,477,500
1,250,000	8.000		01/15/24	1,228,125
2,750,000	7.750		11/15/29	2,626,250
Georgia-Pacific Corp. (B/Ba3)(b)
7,500,000	7.000		01/15/15	7,368,750
8,125,000	7.125		01/15/17	7,962,500
Jefferson Smurfit Corp. (B-/B3)
6,000,000	8.250		10/01/12	6,000,000
1,750,000	7.500		06/01/13	1,710,625
JSG Funding PLC (B/B2)
2,250,000	7.750		04/01/15	2,216,250
NewPage Corp. (B/B2)
5,500,000	10.000		05/01/12	5,816,250
Smurfit Kappa Funding PLC (B/B2)
EUR3,000,000	7.750		04/01/15	4,334,783
Smurfit-Stone Container Enterprises, Inc. (B-/B3)
$8,500,000	8.000		03/15/17	8,446,875
Stone Container Finance (B-/B3)
2,250,000	7.375		07/15/14	2,176,875
Verso Paper Holdings LLC, Inc. (B+/B2)
4,750,000	9.125		08/01/14	4,904,375
Verso Paper Holdings LLC, Inc. (CCC+/B3)
5,000,000	11.375		08/01/16	5,300,000

				84,941,658

Printing – 0.2%
SGS International, Inc. (B-/B3)
4,750,000	12.000		12/15/13	4,999,375
Valassis Communications, Inc. (B-/B3)
4,500,000	8.250		03/01/15	3,791,250

				8,790,625

Publishing – 4.3%
Dex Media East LLC (B/B1)
3,087,000	12.125		11/15/12	3,274,165
Dex Media West Finance Co. (B/Ba3)
300,000	8.500		08/15/10	309,375
Dex Media West LLC (B/B1)
6,744,000	9.875		08/15/13	7,190,790
Dex Media, Inc. (B/B2)
1,250,000	8.000		11/15/13	1,260,938
12,750,000	9.000	(e)	11/15/13	12,128,438
Idearc, Inc. (B+/B2)
13,395,000	8.000		11/15/16	13,428,487
Lighthouse International Co. SA (B/B2)
EUR10,000,000	8.000		04/30/14	15,010,589
Morris Publishing Group LLC (B/B1)
$3,250,000	7.000		08/01/13	2,494,375
Nielsen Finance LLC Co. (CCC+/Caa1)
16,500,000	10.000		08/01/14	17,407,500
20,000,000	12.500	(e)	08/01/16	14,500,000
RH Donnelley Corp. (B/B3)
7,000,000	6.875		01/15/13	6,580,000
11,000,000	8.875		01/15/16	11,000,000
The Nielsen Co. (CCC+/Caa1)(e)
EUR7,000,000	11.125		08/01/16	6,692,296
TL Acquisitions, Inc. (CCC+/Caa1)(b)
19,000,000	10.500		01/15/15	18,905,000
Truvo Subsidiary Corp. (CCC+/Caa1)
EUR20,000,000	8.500		12/01/14	29,468,918

				159,650,871

Real Estate(b) – 0.6%
Castle HoldCo Ltd. (B/B2)(a)
GBP2,000,000	9.264		05/15/14	3,326,881
Castle HoldCo Ltd. (CCC+/Caa1)
$2,500,000	9.875		05/15/15	3,274,898
Fontainebleau Las Vegas Holdings Corp. LLC (CCC+/Caa1)
5,000,000	10.250		06/15/15	4,662,500
Realogy Corp. (CCC+/Caa1)
7,000,000	10.500		04/15/14	5,810,000
2,750,000	11.000	(d)	04/15/14	2,241,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Real Estate(b) – (continued)
Realogy Corp. (CCC+/Caa2)
$5,250,000	12.375%		04/15/15	$3,845,625

				23,161,154

Restaurants – 0.6%
Landry’s Restaurants, Inc. (CCC+/B3)(c)
11,150,000	9.500		12/15/14	11,177,875
OSI Restaurant Partners, Inc. (CCC+/Caa1)(b)
8,750,000	10.000		06/15/15	7,514,062
Seminole Hard Rock Entertainment, Inc. (BB/B1)(a)(b)
3,325,000	8.194		03/15/14	3,258,500

				21,950,437

Retailers – 1.7%
AutoNation, Inc. (BB+/Ba2)
745,000	7.000		04/15/14	720,788
Burlington Coat Factory Warehouse Corp. (CCC+/B3)
2,750,000	11.125		04/15/14	2,502,500
Claire’s Stores, Inc. (CCC+/Caa1)(b)
2,000,000	9.250		06/01/15	1,700,000
3,000,000	9.625	(d)	06/01/15	2,445,000
Claire’s Stores, Inc. (CCC+/Caa2)(b)
3,750,000	10.500		06/01/17	2,831,250
Edcon Proprietary Ltd. (BB-/B2)(a)
EUR10,500,000	7.980		06/15/14	14,145,131
Michaels Stores, Inc. (CCC/B2)
$8,750,000	10.000		11/01/14	8,837,500
Michaels Stores, Inc. (CCC/Caa1)
11,250,000	11.375		11/01/16	11,193,750
Neiman-Marcus Group, Inc. (B/B2)(d)
5,935,000	9.000		10/15/15	6,291,100
Neiman-Marcus Group, Inc. (B/B3)
12,000,000	10.375		10/15/15	13,050,000

				63,717,019

Retailers – Food & Drug – 0.7%
Ahold Lease USA, Inc. (BBB-/Baa3)(e)
890,955	7.820		01/02/20	943,298
2,000,000	8.620		01/02/25	2,250,000
Ingles Markets, Inc. (B/B3)
4,615,000	8.875		12/01/11	4,759,219
Rite Aid Corp. (BB-/B3)
4,500,000	7.500		03/01/17	4,196,250
Rite Aid Corp. (CCC+/Caa1)(b)
3,625,000	9.375		12/15/15	3,316,875
7,000,000	9.500		06/15/17	6,405,000
Supervalu, Inc. (B/B1)
5,000,000	7.500		11/15/14	5,168,750

				27,039,392

Services Cyclical – Business Services – 1.4%
ACCO Brands Corp. (B/B2)
7,500,000	7.625		08/15/15	7,125,000
Carlson Wagonlit BV (B-/B2)(a)
EUR3,000,000	10.002		05/01/15	4,519,473
Cornell Co., Inc. (B-/B2)
$1,500,000	10.750		07/01/12	1,601,250
Corrections Corp. of America (BB/Ba2)
2,000,000	7.500		05/01/11	2,035,000
625,000	6.750		01/31/14	629,687
Iron Mountain, Inc. (B/B3)
4,000,000	8.625		04/01/13	4,060,000
1,500,000	6.625		01/01/16	1,425,000
Savcio Holdings Ltd. (B+/B2)
EUR2,000,000	8.000		02/15/13	2,926,069
West Corp. (B-/Caa1)
$10,000,000	9.500		10/15/14	10,300,000
15,000,000	11.000		10/15/16	15,787,500

				50,408,979

Services Cyclical – Consumer Services – 0.1%
Service Corp. International (BB-/B1)
960,000	6.750		04/01/16	933,600
2,000,000	7.000		06/15/17	1,965,000

				2,898,600

Services Cyclical – Rental Equipment – 1.7%
Ahern Rentals, Inc. (B+/B3)
3,000,000	9.250		08/15/13	2,857,500
Ashtead Capital, Inc. (B/B1)(b)
3,000,000	9.000		08/15/16	2,925,000
Ashtead Holdings PLC (B/B1)(b)
2,000,000	8.625		08/01/15	1,945,000
Avis Budget Car Rental (BB-/Ba3)
955,000	7.625		05/15/14	940,675
Hertz Corp. (B/B1)
11,475,000	8.875		01/01/14	11,847,937
Hertz Corp. (B/B2)
10,000,000	10.500		01/01/16	10,800,000
Neff Corp. (B-/Caa2)
3,500,000	10.000		06/01/15	2,524,375
RSC Equipment Rental, Inc. (B-/Caa1)
15,320,000	9.500		12/01/14	14,707,200
United Rentals North America, Inc. (B/B3)
7,000,000	7.750		11/15/13	7,483,140
5,750,000	7.000		02/15/14	6,119,725
United Rentals North America, Inc. (B+/B1)
425,000	6.500		02/15/12	440,653

				62,591,205

Technology – Hardware – 2.7%
Avago Technologies (CCC+/Caa1)
6,250,000	11.875		12/01/15	7,046,875
Avago Technologies Finance Corp. (B/B2)
10,750,000	10.125		12/01/13	11,610,000
Freescale Semiconductor, Inc. (B/B1)
4,750,000	8.875		12/15/14	4,512,500
13,575,000	9.125	(d)	12/15/14	12,319,312
Freescale Semiconductor, Inc. (B/B2)
12,500,000	10.125		12/15/16	11,312,500

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Technology – Hardware – (continued)
Lucent Technologies, Inc. (B+/Ba2)
$4,000,000	5.500%		11/15/08	$3,940,000
11,000,000	6.450		03/15/29	9,240,000
Nortel Networks Corp. (B-/B3)
750,000	4.250		09/01/08	736,544
Nortel Networks Ltd. (B-/B3)(b)
4,375,000	10.125		07/15/13	4,473,438
2,000,000	10.750		07/15/16	2,085,000
NXP BV / NXP Funding LLC (B/B3)
EUR2,125,000	8.625		10/15/15	2,751,111
$10,005,000	9.500		10/15/15	9,454,725
NXP BV / NXP Funding LLC (BB/Ba3)
400,000	7.993	(a)	10/15/13	378,000
4,437,000	7.875		10/15/14	4,326,075
Spansion, Inc. (B/Caa1)(b)
8,625,000	11.250		01/15/16	8,301,562
Xerox Corp. (BBB-/Baa3)
EUR2,000,000	9.750		01/15/09	3,041,953
$2,250,000	9.750		01/15/09	2,367,522
2,000,000	7.625		06/15/13	2,082,422

				99,979,539

Technology – Software/Services – 2.6%
First Data Corp. (B-/B3)(b)
14,750,000	9.875		09/24/15	14,049,375
Sabre Holdings Corp. (B-/Caa1)
10,000,000	8.350		03/15/16	9,100,000
Serena Software, Inc. (CCC+/Caa1)
4,000,000	10.375		03/15/16	4,170,000
Sungard Data Systems, Inc. (B-/Caa1)
13,615,000	9.125		08/15/13	13,989,412
25,000,000	10.250		08/15/15	26,250,000
Travelport, Inc. (CCC+/B3)
14,125,000	9.875		09/01/14	14,531,094
Travelport, Inc. (CCC+/Caa1)
10,750,000	11.875		09/01/16	11,610,000

				93,699,881

Telecommunications – 1.8%
Citizens Communications Co. (BB+/Ba2)
7,125,000	9.250		05/15/11	7,792,969
755,000	9.000		08/15/31	778,594
Level 3 Financing, Inc. (CCC+/B3)
10,740,000	9.250		11/01/14	10,203,000
Nordic Telephone Co. Holdings (B/B2)
EUR8,250,000	8.250		05/01/16	12,727,314
$8,750,000	8.875	(b)	05/01/16	9,154,687
Qwest Capital Funding, Inc. (B+/B1)
750,000	7.000		08/03/09	752,813
6,750,000	7.900		08/15/10	6,834,375
Qwest Communications International, Inc. (B+/Ba3)
2,000,000	7.500		02/15/14	2,030,000
Qwest Corp. (BBB-/Ba1)
4,000,000	8.875		03/15/12	4,375,000
1,450,000	7.500		10/01/14	1,513,437
Windstream Corp. (BB-/Ba3)
6,040,000	8.625		08/01/16	6,470,350
2,200,000	7.000		03/15/19	2,178,000

				64,810,539

Telecommunications – Cellular – 3.2%
Alamosa Delaware, Inc. (BBB/Baa3)
1,500,000	8.500		01/31/12	1,561,225
American Cellular Corp. (CCC/B3)
1,088,000	10.000		08/01/11	1,142,400
American Tower Corp. (BB+/Ba1)
5,000,000	7.125		10/15/12	5,162,500
2,750,000	7.000	(b)	10/15/17	2,811,875
Centennial Cellular Communications (CCC+/B2)
1,500,000	10.125		06/15/13	1,597,500
Digicel Group Ltd. (Caa2)(b)
8,750,000	8.875		01/15/15	8,093,750
5,448,000	9.125	(d)	01/15/15	5,161,980
Digicel Group Ltd. (B3)(b)
3,000,000	9.250		09/01/12	3,112,500
Dobson Cellular Systems, Inc. (B+/Ba2)
1,050,000	8.375		11/01/11	1,113,000
Dobson Cellular Systems, Inc. (B-/B1)
245,000	9.875		11/01/12	265,519
Dobson Communications Corp. (CCC/Caa1)
2,350,000	8.875		10/01/13	2,496,875
Hellas Telecommunications III (CCC+/B3)
EUR7,125,000	8.500		10/15/13	10,682,144
Hellas Telecommunications Luxembourg II (CCC+/Caa1)(a)
8,250,000	10.732		01/15/15	11,711,519
Nextel Communications, Inc. (BBB/Baa3)
$3,000,000	5.950		03/15/14	2,871,439
14,000,000	7.375		08/01/15	14,051,711
Orascom Telecom Finance SCA (B-/B2)(b)
14,500,000	7.875		02/08/14	13,847,500
Rural Cellular Corp. (CCC/B3)
4,000,000	9.875		02/01/10	4,185,000
Wind Acquisition Finance SA (B-/B2)
EUR6,500,000	9.750		12/01/15	10,310,047
$16,750,000	10.750	(b)	12/01/15	18,592,500

				118,770,984

Telecommunications – Satellites – 1.3%
Inmarsat Finance II PLC (B+/B1)(e)
6,000,000	10.375		11/15/12	5,820,000
Inmarsat Finance PLC (B+/Ba3)
1,232,000	7.625		06/30/12	1,268,960
Intelsat Bermuda Ltd. (B/B2)
2,750,000	9.250		06/15/16	2,842,813
Intelsat Bermuda Ltd. (B-/Caa1)
2,400,000	11.409	(a)	06/15/13	2,517,000
1,000,000	6.500		11/01/13	787,500
5,000,000	11.250		06/15/16	5,387,500
Intelsat Corp. (B-/B2)
1,500,000	9.000		06/15/16	1,533,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Telecommunications – Satellites – (continued)
Intelsat Ltd. (B-/B3)(e)
$8,665,000	9.250%		02/01/15	$7,126,962
Intelsat Ltd. (B-/Caa1)
9,000,000	7.625		04/15/12	7,830,000
Intelsat Subsidiary Holding Co. Ltd. (B/B2)
4,375,000	8.250		01/15/13	4,407,812
2,500,000	8.625		01/15/15	2,550,000
PanAmSat Corp. (B-/B2)
5,258,000	9.000		08/15/14	5,376,305

				47,448,602

Textiles & Apparel – 0.5%
Oxford Industries, Inc. (B/B1)
3,500,000	8.875		06/01/11	3,517,500
Perry Ellis International, Inc. (B-/B3)
1,225,000	8.875		09/15/13	1,228,063
Phillips-Van Heusen Co. (BB+/Ba3)
210,000	7.250		02/15/11	210,000
325,000	8.125		05/01/13	333,125
Propex Fabrics, Inc. (CCC/Caa2)
2,500,000	10.000		12/01/12	1,912,500
Quiksilver, Inc. (B+/Ba3)
8,500,000	6.875		04/15/15	7,915,625
Warnaco, Inc. (BB-/B1)
2,000,000	8.875		06/15/13	2,080,000

				17,196,813

Tobacco – 0.2%
Alliance One International, Inc. (B/B2)
1,500,000	8.500		05/15/12	1,507,500
6,000,000	11.000		05/15/12	6,465,000

				7,972,500

Transportation – 0.1%
Stena AB (BB-/Ba3)
1,000,000	7.500		11/01/13	997,500
EUR3,000,000	6.125		02/01/17	3,932,811

				4,930,311

Utilities – Distribution – 0.7%
AmeriGas Partners L.P. (B1)
$2,275,000	7.250		05/20/15	2,246,562
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (B1)
6,130,000	7.125		05/20/16	5,976,750
Ferrellgas Finance LP (B+/Ba3)
438,000	6.750		05/01/14	431,430
Inergy LP/Inergy Finance Corp. (B/B1)
3,550,000	6.875		12/15/14	3,479,000
3,000,000	8.250		03/01/16	3,135,000
Sabine Pass LNG LP (BB/Ba3)
300,000	7.250		11/30/13	294,000
6,000,000	7.500		11/30/16	5,865,000
Suburban Propane Partners LP (B-/B1)
4,170,000	6.875		12/15/13	4,065,750

				25,493,492

Utilities – Electric – 3.7%
AES Corp. (B/B1)
5,250,000	9.500		06/01/09	5,479,688
5,250,000	9.375		09/15/10	5,565,000
4,000,000	7.750		10/15/15	4,020,000
4,000,000	8.000		10/15/17	4,025,000
Allegheny Energy Supply Co. LLC (BB+/Ba1)(b)
5,000,000	8.250		04/15/12	5,425,000
Calpine Corp.(D)(b)(f)
1,250,000	8.500		07/15/10	1,340,625
2,750,000	9.875		12/01/11	2,908,125
3,000,000	8.750		07/15/13	3,232,500
Dynegy Holdings, Inc. (B-/B2)
3,000,000	8.750		02/15/12	3,101,250
2,500,000	7.500	(b)	06/01/15	2,384,375
4,000,000	8.375		05/01/16	4,020,000
1,500,000	7.125		05/15/18	1,350,000
7,000,000	7.750	(b)	06/01/19	6,597,500
Edison Mission Energy (BB-/B1)
2,000,000	7.500		06/15/13	2,040,000
2,455,000	7.750		06/15/16	2,516,375
9,500,000	7.000	(b)	05/15/17	9,333,750
4,500,000	7.200	(b)	05/15/19	4,393,125
Elwood Energy LLC (BB-/Ba1)
2,324,580	8.159		07/05/26	2,382,695
Intergen NV (BB-/Ba3)(b)
5,000,000	9.000		06/30/17	5,281,250
Ipalco Enterprises, Inc. (BB-/Ba1)
1,500,000	8.625		11/14/11	1,578,750
Midwest Generation LLC (BB+/Baa3)
687,646	8.300		07/02/09	701,399
4,174,001	8.560		01/02/16	4,476,616
Mirant Americas Generation LLC (B-/Caa1)
8,000,000	8.300		05/01/11	8,120,000
Mirant Mid-Atlantic LLC (BB/Ba2)
2,236,320	9.125		06/30/17	2,493,496
Mirant North America LLC (B-/B2)
5,415,000	7.375		12/31/13	5,509,763
NRG Energy, Inc. (B/B1)
5,000,000	7.250		02/01/14	5,018,750
14,985,000	7.375		02/01/16	15,022,462
6,000,000	7.375		01/15/17	6,015,000
Orion Power Holdings, Inc. (B/B2)
2,000,000	12.000		05/01/10	2,220,000
Reliant Energy, Inc. (B-/B3)
8,000,000	7.875		06/15/17	8,080,000
South Point Energy Center LLC (D/WR)(b)(f)
634,217	8.400		05/30/12	631,838

				135,264,332

Utilities – Pipelines – 2.0%
El Paso Corp. (BB-/Ba3)
4,500,000	7.000		06/15/17	4,556,250
El Paso Natural Gas Co. (BB/Baa3)
2,875,000	8.625		01/15/22	3,385,491
2,375,000	7.500		11/15/26	2,549,447
4,250,000	8.375		06/15/32	5,040,817

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Utilities – Pipelines – (continued)
MarkWest Energy Partners LP/Mark West Energy Finance Corp. (B/B2)
$6,750,000	8.500%	07/15/16	$6,766,875
Northwest Pipeline Corp. (BB+/Ba1)
775,000	7.000	06/15/16	823,437
Regency Energy Partners (B/B1)
3,916,000	8.375	12/15/13	4,116,695
Southern Natural Gas Co. (BB/Baa3)
3,000,000	7.350	02/15/31	3,207,316
3,000,000	8.000	03/01/32	3,442,378
Southern Star Central Corp. (BB+/Ba2)
1,000,000	6.750	03/01/16	950,000
Targa Resources, Inc. (CCC+/B3)(b)
5,250,000	8.500	11/01/13	5,302,500
Tennessee Gas Pipeline Co. (BB/Baa3)
3,000,000	7.000	10/15/28	3,030,964
3,750,000	8.375	06/15/32	4,397,431
1,500,000	7.625	04/01/37	1,638,938
The Williams Cos., Inc. (BB/Ba2)
6,500,000	8.125	03/15/12	7,028,125
3,000,000	7.625	07/15/19	3,273,750
11,000,000	7.875	09/01/21	12,182,500
1,000,000	7.500	01/15/31	1,060,000

			72,752,914

TOTAL CORPORATE BONDS
(Cost $3,272,360,520)			$3,286,171,018

	Dividend	Maturity
Shares	Rate	Date	Value
Preferred Stocks – 0.2%

Lucent Technologies Capital Trust I
1,000	7.750%	03/15/17	$966,250
Pliant Corp.(d)
2,796	13.000	09/01/09	1,258,200
Spanish Broadcasting Systems, Inc.(c)(d)
2,994	10.750	10/15/13	3,158,670

TOTAL PREFERRED STOCKS
(Cost $6,866,180)			$5,383,120

Shares	Description	Value
Common Stocks(f) – 0.3%

1,996,917	Adelphia Recovery Trust Series ACC-1	$149,769
24,334	Axiohm Transaction Solutions, Inc.	243
79,102	Dobson Communications Corp.	1,023,580
538	General Chemical Industrial Product, Inc.	149,860
195,700	Huntsman Corp.	5,156,695
8,366	iPCS, Inc.	299,084
11,243	Mattress Discounters	—
1,656	Nycomed	24
567,500	Parmalat SpA(b)	2,095,721
351	Pliant Corp.	3
33,975	Polymer Group, Inc.	917,325
2,500	Port Townsend Holdings Co., Inc.	1,000,000
20,372	Smurfit Kappa Funding PLC	409,892
103,389	Viasystems Group, Inc.	904,654

TOTAL COMMON STOCKS
(Cost $16,589,088)		$12,106,850

	Expiration
Units	Date	Value
Warrants(f) – 0.0%

APP China Group Ltd.
2,731	03/15/10	—
Avecia Group PLC (Ordinary)(b)
40,000	07/01/10	$400
Avecia Group PLC (Preferred)(b)
40,000	01/01/10	400
General Chemical Industrial Product, Inc. Series A
311	04/30/11	—
General Chemical Industrial Product, Inc. Series B
231	04/30/11	—
Merrill Corp. Class A(b)
1,500	05/01/09	15
Parmalat SpA(b)
650	12/31/15	1,750

TOTAL WARRANTS
(Cost $1,027,120)		$2,565

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Special Purpose Entity – 0.0%

$526,991	Adelphia Recovery Trust	$14,598
(Cost $63,727)

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Repurchase Agreement(g) – 9.0%

Joint Repurchase Agreement Account II
$331,400,000	4.933%	11/01/07	$331,400,000
Maturity Value: $331,445,411
(Cost $331,400,000)

TOTAL INVESTMENTS — 99.1%
(Cost $3,628,306,635)			$3,635,078,151

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%			31,499,065

NET ASSETS — 100.0%			$3,666,577,216

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency Description

$	=	U.S. Dollar
DEM	=	German Mark
EUR	=	Euro
GBP	=	British Pound

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 571,952,869, which represents approximately 15.6% of net assets as of October 31, 2007.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Pay-in-kind securities.

(e)	These securities are issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(f)	Security is currently in default/non-income producing.

(g)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page XX.
Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service, and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Purchase/	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Sale Contract	Date	Settlement Date	Value	Gain

British Pound	Purchase	11/14/07	$13,437,147	$13,885,960	$448,813
Euro	Purchase	11/14/07	2,004,559	2,044,046	39,487

TOTAL					$488,300

Open Forward Foreign Currency	Purchase/	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Sale Contract	Date	Settlement Date	Value	Loss

British Pound	Sale	11/14/07	$30,710,157	$31,973,575	$(1,263,418)
Euro	Sale	11/14/07	461,873,144	489,280,741	(27,407,597)

TOTAL					$(28,671,015)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Schedule of Investments
October 31, 2007

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Sovereign Debt Obligations – 75.2%

Argentina – 9.5%
Republic of Argentina (B+)
$1,750,000	7.000%		03/28/11	$1,673,000
8,700,000	7.000		09/12/13	7,805,592
ARS12,902,160	2.000	(a)	01/03/16	5,848,516
6,887,428	5.830	(a)	12/31/33	1,795,636
EUR645,640	1.200	(b)	12/31/38	358,899
$6,430,000	2.500	(b)	12/31/38	3,006,025
Republic of Argentina (B+/B3)(a)
3,784,375	5.389		08/03/12	3,435,158
Republic of Argentina(a)
ARS4,021,029	2.000		01/03/10	1,193,691
1,208,995	2.000		02/04/18	279,926
EUR3,300,000	0.662		12/15/35	583,186

				25,979,629

Brazil – 1.7%
Federal Republic of Brazil (BB+/Ba1)
$4,500,000	6.000		01/17/17	4,590,000

Bulgaria – 0.8%
Republic of Bulgaria (BBB+/Baa3)
1,860,000	8.250		01/15/15	2,194,800

Colombia – 3.5%
Republic of Colombia (BB+/Ba2)
COP2,410,000,000	12.000		10/22/15	1,372,370
Republic of Colombia (BBB-/Ba2)
$6,520,000	7.375		01/27/17	7,194,820
830,000	8.375		02/15/27	1,009,280

				9,576,470

Dominican Republic – 0.2%
Dominican Republic (B+/B2)
451,399	9.040		01/23/18	519,109

Ecuador(b) – 1.5%
Republic of Ecuador (CCC/Caa2)
4,365,000	10.000		08/15/30	4,190,400

El Salvador – 1.7%
Republic of El Salvador (BB+/Baa3)
3,880,000	8.250		04/10/32	4,733,600

Ghana(c) – 0.6%
Republic of Ghana (B+)
1,490,000	8.500		10/04/17	1,527,250

Hungary – 2.9%
Hungary Government Bond (BBB+/A2)
HUF1,377,000,000	7.250		06/12/12	8,080,580

Indonesia – 4.0%
Republic of Indonesia (BB-/Ba3)
$2,260,000	7.500		01/15/16	2,463,400
8,540,000	6.625	(c)	02/17/37	8,379,875

				10,843,275

Iraq – 0.5%
Republic of Iraq
$2,320,000	5.800		01/15/28	1,383,300

Jamaica — 0.5%
Government of Jamaica (B/B1)
1,003,000	9.000		06/02/15	1,083,240
250,000	8.000		03/15/39	245,000

				1,328,240

Lebanon(a) – 0.9%
Republic of Lebanon MTN (B-)
2,490,000	8.630		11/30/09	2,465,100

Malaysia – 0.9%
Malaysia (A-/A3)
2,400,000	7.500		07/15/11	2,603,464

Mexico – 4.5%
Mexican Fixed Rate Bonds (A+/Baa1)
MXN114,060,000	8.000		12/19/13	10,844,927
United Mexican States (BBB+/Baa1)
$1,140,000	7.500		04/08/33	1,385,100

				12,230,027

Pakistan – 0.6%
Islamic Republic of Pakistan (B+/B1)
1,600,000	6.875	(c)	06/01/17	1,456,000
140,000	6.875		06/01/17	127,400

				1,583,400

Panama – 3.3%
Republic of Panama (BB/Ba1)
1,610,000	9.375	(d)	04/01/29	2,189,600
6,462,000	6.700		01/26/36	6,849,720

				9,039,320

Peru – 4.2%
Republic of Peru (BB+/Ba2)
6,825,000	8.375		05/03/16	8,036,437
3,420,000	6.550		03/14/37	3,599,550

				11,635,987

Philippines – 5.6%
Republic of Philippines (BB-/B1)
4,080,000	10.625		03/16/25	5,839,500
Republic of Philippines (B1)
8,675,000	7.500		09/25/24	9,650,937

				15,490,437

Russia(b) – 9.3%
Russian Federation (BBB+/Baa2)
22,547,250	7.500		03/31/30	25,422,024

Serbia(b) – 0.7%
Republic of Serbia (BB-)
2,070,000	3.750		11/01/24	1,976,850

Trinidad and Tobago – 1.1%
Trinidad & Tobago (A-/Baa1)
2,540,000	5.875	(c)	05/17/27	2,489,200
440,000	5.875		05/17/27	431,200

				2,920,400

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Sovereign Debt Obligations – (continued)

Turkey – 4.6%
Republic of Turkey (BB-/Ba3)
$1,450,000	6.750%		04/03/18	$1,464,154
7,680,000	7.375		02/05/25	8,131,200
2,630,000	8.000		02/14/34	2,952,175

				12,547,529

Ukraine – 2.2%
Ukraine Government (BB-/B1)
3,460,000	6.875		03/04/11	3,563,800
1,000,000	6.385	(c)	06/26/12	1,010,170
1,240,000	7.650		06/11/13	1,336,100

				5,910,070

Uruguay – 4.1%
Republic of Uruguay (B+/B1)
UYU29,817,920	4.250		04/05/27	1,438,697
Republic of Uruguay (BB-/B1)
$8,639,587	8.000		11/18/22	9,849,129

				11,287,826

Venezuela – 5.5%
Republic of Venezuela (BB-/B2)
950,000	10.750		09/19/13	1,063,050
3,220,000	8.500		10/08/14	3,305,330
2,970,000	6.000		12/09/20	2,487,375
6,072,000	7.650		04/21/25	5,753,220
2,200,000	9.375		01/13/34	2,420,000

				15,028,975

Vietnam – 0.3%
Socialist Republic of Vietnam (BB/Ba3)
430,000	6.875	(c)	01/15/16	458,943
400,000	6.875		01/15/16	426,924

				885,867

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $201,914,695)				$205,973,929

Corporate Obligations – 11.7%

Brazil – 0.4%
Companhia Energetica de Sao Paulo
BRL968,095	9.750%		01/15/15	$570,570
RBS – Zero Hora Editora Jornali (BB-)(c)
800,000	11.250		06/15/17	422,963

				993,533

British Virgin Islands(c) – 0.5%
GTL Trade Finance, Inc. (BBB-)
$1,430,000	7.250		10/20/17	1,449,335

Colombia(c) – 1.0%
EEB International Ltd. (BB)
1,330,000	8.750		10/31/14	$1,330,013
TGI International Ltd. (BB)
1,300,000	9.500		10/03/17	1,360,060

				2,690,073

Cyprus(c) – 0.3%
Alfaru MTN Markets for ABH Financial Ltd. (BB/Ba1)
$900,000	8.200		06/25/12	857,160

Dominican Republic(c) – 0.4%
Cerveceria Nacional Dominicana (B+/Ba3)
980,000	16.000	(a)	03/27/12	1,020,670
166,000	8.000		03/27/14	170,565

				1,191,235

Luxembourg – 3.0%
Gaz Capital for Gazprom (BBB/A3)(c)
1,000,000	6.212		11/22/16	988,000
VTB Capital SA (BBB+/A2)
1,790,000	5.494		08/01/08	1,772,100
VTB Capital SA (A2)
5,440,000	6.609	(c)	10/31/12	5,397,931

				8,158,031

Netherlands – 1.8%
CenterCredit International BV (BB-/Ba1)
KZT232,000,000	8.250		09/30/11	1,687,970
Majapahit Holding BV (BB-/Ba3)
$1,780,000	7.750		10/17/16	1,817,439
1,310,000	7.875	(c)	06/29/37	1,290,513

				4,795,922

Russia(c) – 0.2%
RSHB Capital SA for OJSC Russian Agricultural Bank (A3)
540,000	7.175		05/16/13	552,825

Trinidad and Tobago(c) – 0.4%
National Gas Co. of Trinidad & Tobago Ltd. (BBB+/A3)
980,000	6.050		01/15/36	948,018

Turkey – 0.6%
International Bank for Reconstruction & Development (AAA/Aaa)
TRY1,900,000	13.625		05/09/17	1,685,764

Ukraine – 0.3%
Nak Naftogaz Ukrainy (Ba2)
$1,000,000	8.125		09/30/09	910,000

United Kingdom(c) – 0.4%
UK SPV Credit Finance PLC (Ba2)
1,300,000	8.000		02/06/12	1,197,222

Venezuela – 2.4%
Petroleos de Venezuela SA (BB-)
$1,980,000	5.250		04/12/17	1,495,890
7,780,000	5.375		04/12/27	5,095,900

				6,591,790

TOTAL CORPORATE OBLIGATIONS
(Cost $32,111,077)				$32,020,908

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Credit Linked Notes – 5.9%

Brazil – 4.7%
Federal Republic of Brazil Inflation Linked(e)
BRL4,265,000	6.000%	05/15/09	$2,689,884
$2,203,450	13.000	03/08/10	2,161,584
BRL3,800,000	6.000	05/19/15	3,414,763
$443,768	6.000	05/16/17	483,441
BRL3,200,000	6.000	05/17/45	4,296,540

			13,046,212

Turkey – 1.2%(f)
Republic of Turkey Inflation Linked
$1,530,000	10.000	02/17/12	1,712,315
1,400,000	10.000	02/21/12	1,497,749

			3,210,064

TOTAL CREDIT LINKED NOTES
(Cost $13,526,886)			$16,256,276

U.S. Treasury Obligation(e) – 0.4%

United States Treasury Notes
$1,200,000	4.625%	02/15/17	$1,215,384
(Cost $1,209,675)

Commercial Paper – 0.2%

Galleon Capital Corp.
$474,000	5.294%	11/01/07	$474,000
(Cost $474,000)

Structured Note – 0.5%

JPMorgan Securities, Inc.(f)
TRY1,700,000	14.000%	01/19/11	$1,409,601
(Cost $1,108,919)

Repurchase Agreement(f) – 3.4%

United States – 3.4%
Joint Repurchase Agreement Account II
$9,300,000	4.933%	11/01/07	$9,300,000
Maturity Value: $9,301,274
(Cost $9,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $259,645,252)			$266,650,098

	Interest
Shares	Rate	Value
Securities Lending Collateral(a) – 0.5%

Securities Lending Quality Trust
1,258,584	5.120%
(Cost $1,258,584)		$1,258,584

TOTAL INVESTMENTS – 97.8%
(Cost $260,903,836)		$267,908,682

OTHER ASSETS IN EXCESS
OF LIABILITIES – 2.2%		6,057,884

NET ASSETS – 100.0%		$273,966,566

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency Description

$	=	U.S. Dollar	HUF	=	Hungarian Forint
ARS	=	Argentine Peso	KZT	=	Kazakhstan Tenge
BRL	=	Brazilian Real	MXN	=	Mexican Peso
COP	=	Colombian Peso	TRY	=	Turkish Lira
EUR	=	Euro Currency	UYU	=	Uruguayan Peso

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2007.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $32,306,713, which represents approximately 11.8% of net assets as of October 31, 2007.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	The underlying security is a government bond issued by the Federal Republic of Brazil.

(f)	The underlying security is a government bond issued by the Republic of Turkey.

(g)	All or a portion of security is on loan.

(h)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page XX.
Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
MTN	—	Medium-Term Note

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Purchase	11/01/07	$19,111,630	$19,814,400	$702,770
Indian Rupee	Purchase	01/23/08	2,685,000	2,702,728	17,728
Korean Won	Purchase	01/23/08	2,685,000	2,735,240	50,240
Philippine Peso	Purchase	01/23/08	2,685,000	2,701,019	16,019
Polish Zloty	Purchase	11/08/07	6,236,782	6,815,395	578,613

TOTAL					$1,365,370

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Brazilian Real	Sale	11/01/07	$18,755,129	$19,814,401	$(1,059,272)
Brazilian Real	Sale	02/06/08	6,446,476	6,617,265	(170,789)
Euro	Sale	11/20/07	643,610	656,193	(12,583)
Mexican Peso	Sale	01/15/08	10,995,735	11,134,925	(139,190)
Polish Zloty	Sale	11/08/07	6,223,973	6,815,395	(591,422)

TOTAL					$(1,973,256)

SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
					Upfront
	Notional		Payments	Payments	Payments
	Amount	Termination	received by	made by	received by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	the Fund	Gain

JPMorgan Securities, Inc.	BRL28,500	01/04/10	11.650%	Brazilian Interbank Deposit Average	$—	$74,359
	29,000	01/04/10	10.780	Brazilian Interbank Deposit Average	—	17,948
	USD2,100 (a)	12/19/14	5.000	3 month LIBOR	(84,819)	89,734
	2,100 (a)	12/19/14	3 month LIBOR	5.000%	(27,885)	22,970

TOTAL					$(112,704)	$205,011

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to October 31, 2007.
CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates Paid
	Referenced	Amount	(Received) by	Termination	Unrealized
Swap Counterparty	Obligation	(000s)	Fund	Date	Gain (Loss)

Protection Purchased:
JPMorgan Securities, Inc.	Republic of Argentina 8.280%, 12/31/33	$3,000	4.850%	09/20/12	$(179,102)
Protection Sold:
JPMorgan Securities, Inc.	Turkish Government International Bond 11.875%, 01/15/30	1,600	(2.740)	03/20/17	52,390
	11.875%, 01/15/30	1,946	(2.500)	05/20/17	30,008

TOTAL					$(96,704)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN SWAP CONTRACTS

	Notional
	Amount	Reference	Termination		Payments	Unrealized
Swap Counterparty	(000s)	Security	Date	Financing Fee#	Made	Gain

Deutsche Bank Securities, Inc.	TRY 5,300	Turkish Government Bond 16.000%, 03/16/12	03/07/12	TRY Central Deposit Bank + 0.250%	$163,128	$663,278

#	The Fund receives semi-annual coupon payments in accordance with the swap contract. On the termination date of the swap contract, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars)

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2007, the High Yield and Emerging Markets Debt Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Principal
Fund	Amount

High Yield	$331,400,000

Emerging Markets Debt	9,300,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$2,500,000,000	4.93%	11/01/07	$2,500,342,361

Banc of America Securities LLC	4,000,000,000	4.93	11/01/07	4,000,547,778

Barclays Capital PLC	500,000,000	4.93	11/01/07	500,068,472

Barclays Capital PLC	2,100,000,000	4.92	11/01/07	2,100,287,000

Bear Stearns	250,000,000	4.95	11/01/07	250,034,375

Citigroup Global Markets, Inc.	3,000,000,000	4.95	11/01/07	3,000,412,500

Credit Suisse Securities (USA) LLC	2,000,000,000	4.96	11/01/07	2,000,275,556

Deutsche Bank Securities, Inc	3,000,000,000	4.92	11/01/07	3,000,410,000

Deutsche Bank Securities, Inc.	1,000,000,000	4.93	11/01/07	1,000,136,944

Deutsche Bank Securities, Inc.	1,000,000,000	4.95	11/01/07	1,000,137,500

Greenwich Capital Markets	1,000,000,000	4.95	11/01/07	1,000,137,500

Lehman Brothers Holdings, Inc.	1,000,000,000	4.90	11/01/07	1,000,136,111

Merrill Lynch	1,500,000,000	4.93	11/01/07	1,500,205,417

Morgan Stanley	1,000,000,000	4.93	11/01/07	1,000,136,944

UBS Securities LLC	1,000,000,000	4.92	11/01/07	1,000,136,667

Wachovia Bank	250,000,000	4.93	11/01/07	250,034,236

TOTAL				$25,103,439,361

At October 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 4.400% to 5.820%, due 07/23/08 to 07/26/32; Federal Home Loan Bank, 0.000% to 6.640%, due 11/02/07 to 05/15/24; Federal Home Loan Mortgage Association, 0.000% to 11.000%, due 11/19/07 to 10/01/37; Federal National Mortgage Association, 0.000% to 10.500%, due 11/07/07 to 10/01/47 and Government National Mortgage Association, 6.000%, due 02/15/33. The aggregate market value of the collateral, including accrued interest, was $25,696,700,613.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Statements of Assets and Liabilities
October 31, 2007

	Global Income	High Yield	Emerging Markets
	Fund	Fund	Debt Fund

Assets:

Investments in securities, at value (identified cost $1,556,629,710, $3,628,306,635 and $259,645,252, respectively)(a)	$1,607,673,527	$3,635,078,151	$266,650,098
Securities lending collateral, at value which equals cost	237,527,113	—	1,258,584
Cash(b)	26,916,637	9,479,814	11,470,876
Foreign currencies, at value (identified cost $498,065, $583,340, $0, respectively)	499,826	590,524	—
Swap contracts, at value (includes upfront payments made (received) of $24,768,509, $0 and $247,947, respectively)	40,016,274	—	1,006,026
Receivables:
Investment securities sold, at value	248,289,939	380,519	172,235
Forward foreign currency exchange contracts, at value	26,600,511	488,300	1,365,370
Interest and dividends, at value (net of allowances)	14,891,279	77,370,875	4,216,978
Due from broker-variation margin, at value(c)	4,678,219	—	—
Fund shares sold	1,394,060	5,763,055	532,087
Premium for swaps purchased	1,016,855	—	—
Reimbursement from investment adviser	131,030	165,827	11,433
Securities lending income	118,729	—	1,863
Other assets	43,779	18,388	2,881

Total assets	2,209,797,778	3,729,335,453	286,688,431

Liabilities:

Due to Custodian — Foreign currencies, at value (identified cost $503,126, $0, and $152, respectively)	503,378	—	155
Due to Broker	3,500,110	—	—
Swap contracts, at value (includes upfront payments made (received) of $27,993,548, $0 and $27,885, respectively)	45,340,885	—	184,017
Forward foreign currency exchange contracts, at value	38,999,105	28,671,015	1,973,256
Payables:
Investment securities purchased, at value	424,824,301	18,864,430	8,283,596
Payable upon return of securities loaned	237,527,113	—	1,258,584
Forward Sale Contract, at value (proceeds receivable $26,649,525)	26,620,859	—	—
Amounts owed to affiliates	921,999	2,897,532	213,703
Fund shares repurchased	529,696	7,466,248	620,311
Income distribution	—	4,460,332	59,910
Accrued expenses and other liabilities	258,433	398,680	128,333

Total liabilities	779,025,879	62,758,237	12,721,865

Net Assets:

Paid-in capital	1,444,776,303	3,672,603,898	263,699,628
Accumulated undistributed (distribution in excess of) net investment income	(5,642,679)	13,282,715	296,193
Accumulated net realized gain (loss) on investments, futures, options, swaps and foreign currency related transactions	(46,717,173)	1,416,326	2,748,954
Net unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	38,355,448	(20,725,723)	7,221,791

NET ASSETS	$1,430,771,899	$3,666,577,216	$273,966,566

Net Assets:
Class A	$324,537,347	$1,777,149,835	$84,660,639
Class B	11,127,150	115,817,479	—
Class C	5,281,583	119,073,104	994,881
Institutional	1,089,449,858	1,646,137,649	188,311,046
Service	375,961	8,399,149	—

Shares Outstanding:
Class A	25,106,263	224,091,070	6,959,478
Class B	863,812	14,588,753	—
Class C	410,823	15,013,373	81,955
Institutional	84,394,628	207,290,526	15,467,426
Service	29,150	1,060,274	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	110,804,676	462,043,996	22,508,859

Net asset value, offering and redemption price per share:(d)
Class A	$12.93	$7.93	$12.16
Class B	12.88	7.94	—
Class C	12.86	7.93	12.14
Institutional	12.91	7.94	12.17
Service	12.90	7.92	—

(a)	Includes loaned securities having a market value of $231,435,882 and $1,226,658, for Global Income and Emerging Markets Debt Funds, respectively.
(b)	Includes restricted cash of $13,487,667 and $1,037,110 relating to swap contracts for Global Income and Emerging Markets Debt Funds, respectively.
(c)	Includes restricted cash of $3,427,568 related to initial margin requirements and collateral on futures transactions for Global Income Fund.
(d)	Maximum public offering price per share for Class A Shares of the Global Income, High Yield and Emerging Markets Debt Funds (NAV per share multiplied by 1.0471) is $13.54, $8.30 and $12.73, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Statements of Operations
For the Year Ended October 31, 2007

	Global Income	High Yield	Emerging Markets
	Fund	Fund	Debt Fund

Investment income:

Interest — net of allowances (including securities lending income of $331,375, $0 and $4,957, respectively)(a)	$49,636,941	$273,772,199	$13,758,962
Dividends	65,561	1,758,232	—

Total investment income	49,702,502	275,530,431	13,758,962

Expenses:

Management fees	7,976,391	21,697,308	1,689,330
Distribution and Service fees(b)	969,467	6,175,676	196,108
Transfer Agent fees(b)	859,687	3,283,605	169,471
Custody and accounting fees	435,418	425,842	132,231
Printing fees	89,579	166,369	40,522
Professional fees	84,995	121,557	98,459
Registration fees	81,417	121,256	41,450
Shareholder meeting expense	27,510	115,621	21,295
Trustee fees	16,500	16,500	16,500
Service share fees — Service Plan	991	12,814	—
Service share fees — Shareholder Administration Plan	991	12,814	—
Other	67,126	292,809	26,019

Total expenses	10,610,072	32,442,171	2,431,385

Less — expense reductions	(794,400)	(609,667)	(311,180)

Net expenses	9,815,672	31,832,504	2,120,205

NET INVESTMENT INCOME	39,886,830	243,697,927	11,638,757

Realized and unrealized gain (loss) on investments, futures, options, short sales, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(3,026,233)	36,843,700	2,823,387
Futures transactions	5,226,224	—	—
Written options	(178,294)	—	—
Swap contracts	(54,435)	—	1,541,985
Foreign currency related transactions	(11,006,312)	(1,397,884)	(798,130)
Net change in unrealized gain (loss) on:
Investments	41,174,195	(60,412,805)	2,702,817
Futures	1,518,239	—	—
Swap contracts	(2,383,680)	—	552,165
Translation of assets and liabilities denominated in foreign currencies	(7,434,496)	(29,479,089)	(251,403)

Net realized and unrealized gain (loss) on investments, futures, options, swaps and foreign currency related transactions	23,835,208	(54,446,078)	6,570,821

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,722,038	$189,251,849	$18,209,578

(a)	Net of $85,356 in foreign withholding tax for the High Yield Fund.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Global Income	$770,447	$140,845	$58,175	$460,071	$21,336	$8,793	$369,328	$159
High Yield	4,023,227	1,059,791	1,092,658	2,404,416	157,538	162,747	556,854	2,050
Emerging Markets Debt	192,980	—	3,128	115,576	—	430	53,465	—
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Statements of Changes in Net Assets

	Global Income Fund

	For the	For the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

From operations:

Net investment income	$39,886,830	$15,175,226
Net realized gain (loss) on investments, futures, options, swaps and foreign currency related transactions	(9,039,050)	(6,650,901)
Net change in unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	32,874,258	8,069,554

Net increase in net assets resulting from operations	63,722,038	16,593,879

Distributions to shareholders:

From net investment income
Class A Shares	(8,314,867)	(10,177,713)
Class B Shares	(269,626)	(1,057,409)
Class C Shares	(113,130)	(329,720)
Institutional Shares	(28,629,452)	(16,109,652)
Service Shares	(9,897)	(24,929)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
From capital
Class A Shares	(924,754)	(673,831)
Class B Shares	(29,987)	(70,007)
Class C Shares	(12,582)	(21,830)
Institutional Shares	(3,184,081)	(1,066,563)
Service Shares	(1,101)	(1,650)

Total distributions to shareholders	(41,489,477)	(29,533,304)

From share transactions:

Net proceeds from sales of shares	914,681,652	623,711,550
Proceeds received in connection with merger	—	—
Reinvestment of dividends and distributions	40,918,077	26,966,721
Cost of shares repurchased(a)	(415,622,549)	(190,950,469)

Net increase in net assets resulting from share transactions	539,977,180	459,727,802

TOTAL INCREASE	562,209,741	446,788,377

Net assets:

Beginning of year	868,562,158	421,773,781

End of year	$1,430,771,899	$868,562,158

Accumulated undistributed (distribution in excess of) net investment income	$(5,642,679)	$(1,826,999)

(a)	Net of redemption fees, remitted to the Funds as follows:

	For the	For the
	Year Ended	Year Ended
Fund	October 31, 2007	October 31, 2006

Global Income	$8,278	$6,373

High Yield	310,735	75,035

Emerging Markets Debt	5,494	19,806

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

High Yield Fund		Emerging Markets Debt Fund

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

$243,697,927	$173,344,032	$11,638,757	$6,477,163
35,445,816	10,357,444	3,567,242	2,438,504
(89,891,894)	56,407,429	3,003,579	3,242,522

189,251,849	240,108,905	18,209,578	12,158,189

(121,637,861)	(84,061,954)	(3,991,437)	(3,310,565)
(7,218,281)	(6,619,789)	—	—
(7,427,455)	(5,260,116)	(14,850)	(5)
(110,683,239)	(75,965,184)	(7,522,819)	(3,479,083)
(379,636)	(169,229)	—	—
—	—	(1,270,842)	(1,535,731)
—	—	(379)	—
—	—	(1,659,868)	(1,540,548)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(247,346,472)	(172,076,272)	(14,460,195)	(9,865,932)

1,746,992,051	1,402,984,435	167,975,848	129,969,181
131,649,843	—	—	—
195,239,156	131,273,894	13,303,327	8,984,045
(1,231,153,803)	(731,412,439)	(65,437,875)	(62,158,343)

842,727,247	802,845,890	115,841,300	76,794,883

784,632,624	870,878,523	119,590,683	79,087,140

2,881,944,592	2,011,066,069	154,375,883	75,288,743

$3,666,577,216	$2,881,944,592	$273,966,566	$154,375,883

$13,282,715	$11,514,693	$296,193	$(331,587)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Notes to Financial Statements
October 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Global Income Fund (“Global Income”), Goldman Sachs High Yield Fund (“High Yield”) and Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt”) (collectively, the “Funds” or individually a “Fund”). High Yield is a diversified portfolio of the Trust whereas Global Income and Emerging Markets Debt are registered as non-diversified portfolios. Global Income and High Yield offer five classes of shares — Class A, Class B, Class C, Institutional and Service. Emerging Markets Debt offers three classes of shares — Class A, Class C and Institutional. Class A shares of the Funds are sold with front-end sales charges of up to 4.50%. Class B shares of Global Income and High Yield are sold with contingent deferred sales charges that decline from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds have a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares of the Funds, and Service Class Shares of Global Income and High Yield, are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Funds receives such sales charges of which a certain portion may be retained.
     High Yield invests primarily in non-investment grade fixed income securities, which are considered speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
     Emerging Markets Debt and Global Income invest in securities of foreign companies and foreign governments which involves special risks including, but not limited to, the possibility of future political and economic developments that could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid, and their prices more volatile, than those of comparable U.S. companies and the United States government. In addition, Emerging Markets Debt invests in the sovereign debt obligations of countries that are considered emerging markets countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic developments that may adversely affect the economies of these emerging markets countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries. Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. The Funds’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
     In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities where permissible in light of significant events, to reflect what is believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, premium amortized and discount accreted. Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds). In addition, it is the Funds’ policy to accrue for estimated capital gains taxes in foreign securities held by the Funds, which are subject to such taxes. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are accreted/amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions for High Yield and Emerging Markets Debt are declared daily and paid monthly. Income distributions for Global Income are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually for the Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2007, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.
G. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Options — The Funds may write and/or purchase call and put options on futures, currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Options on a future may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
     Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security, or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the-counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to a Fund.
J. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
K. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
L. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may invest in the following type of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or models prices and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are only recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on termination date. Periodic payments received or made on swap contracts are recorded as realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to credit default swaps, when a credit event occurs and recorded as realized gains from swaps on the Statements of Operations.
M. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (TIPS), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principle due to inflation are reflected as interest income on the Statements of Operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.
N. Structured Notes — The Funds may invest in structured notes whose values are based on the price movements of a reference security or index. The value of these structured notes will rise and fall in response to changes in the reference security or index. On termination date of each structured note, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. These structured notes are subject to credit and interest rate risks.
O. Redemption Fees — Redemption fees are reimbursed to the Fund and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis.
3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement with the Trust on behalf of High Yield and Emerging Markets Debt, and Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to the Management Agreement with the Trust on behalf of Global Income. Under the Agreement, the respective investment adviser manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the investment advisers are entitled to a fee

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

3. AGREEMENTS (continued)
(“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the year ended October 31, 2007, the Funds’ management fees as an annual percentage rate of average daily net assets were as follows:

	Contractual Management Rate

	Up to	Next	Over	Effective
Fund	$1 Billion	$1 Billion	$2 Billion	Rate

Global Income	0.65%	0.59%	0.56%	0.64%

High Yield	0.70	0.70	0.63	0.68

Emerging Markets Debt	0.80	0.80	0.72	0.80

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services which may not exceed, on an annual basis, 0.25% and 0.75% of the average daily net assets attributable to Emerging Markets Debt Class A and Class C Shares, respectively, and 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of Global Income and High Yield. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares of Global Income and High Yield and Class C Shares of Emerging Markets Debt.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2007 Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Global Income	$10,600	$—	$—

High Yield	343,500	100	1,300

Emerging Markets Debt	12,700	N/A	—

     All shares of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less (60 calendar days or less in the case of High Yield). For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid in Capital and are allocated to each share class of a Fund on a pro rata basis.
C. Transfer Agency Agreement — Goldman Sachs serves as Transfer Agent of the Funds. The Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A and Class C Shares of the Funds and Class B (Global Income and High Yield only) Shares, and 0.04% of the average daily net assets for Institutional and Service shares (Global Income and High Yield only). Prior to July 2, 2007 this fee as a percentage of the average daily net assets was 0.16% for Class A, Class B and Class C Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of Global Income and High Yield, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS (continued)
compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements — Each investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent expense reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse their respective investment advisers for prior fiscal year expense reimbursements, if any.
     For the year ended October 31, 2007, as an annual percentage rate of average daily net assets, the Other Expense limitations of Global Income, High Yield and Emerging Markets Debt were 0.004%, 0.024%, and 0.044%, respectively. For the year ended October 31, 2007, GSAM and GSAMI have voluntarily agreed to reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Other Expense	Custody	Transfer	Total Expense
Fund	Reimbursement	Fee	Agent Fee	Reductions

Global Income	$725	$53	$16	$794

High Yield	371	147	92	610

Emerging Markets Debt	262	45	4	311

     As of October 31, 2007, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution	Transfer
Fund	Fees	and Service Fees	Agent Fees	Total

Global Income	$763	$84	$75	$922

High Yield	2,054	570	274	2,898

Emerging Markets Debt	181	18	15	214

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2007, was as follows:

			Sales and Maturities	Sales and Maturities
	Purchases of U.S.	Purchases (Excluding	of U.S. Government	(Excluding U.S.
	Government and Agency	U.S. Government and	and Agency	Government and
Fund	Obligations	Agency Obligations)	Obligations	Agency Obligations)

Global Income	$868,017,441	$976,464,602	$621,129,170	$758,163,281

High Yield	—	2,192,527,070	—	1,485,635,971

Emerging Markets Debt	2,700,219	257,995,171	—	158,804,375

5. SECURITIES LENDING
Securities Lending — The Funds may lend their securities through a securities lending agent, State Street Securities Finance (“SSSF”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Trust’s Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Securities Lending Quality Trust, a New Hampshire investment trust. The Securities Lending Quality Trust is exempt from registration under Section 3(c)(7) of the Act and is managed by State Street Global Advisors (“SSgA”). The Securities Lending Quality Trust is managed consistently with the objectives of providing liquidity and preserving capital while investing in high-quality instruments and offering competitive returns. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSSF receive compensation relating to the lending of the Funds’ securities. The amount earned by the Funds for the year ended October 31, 2007 is reported parenthetically under investment income on the Statements of Operations.
6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM, GSAMI or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended October 31, 2007, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

			Emerging
	Global Income	High Yield	Markets Debt

Distributions paid from:
Ordinary Income	$37,336,972	$247,346,472	$13,856,163
Net long-term capital gains	—	—	604,032

Total taxable distributions	$37,336,972	$247,346,472	$14,460,195
Total return on capital	4,152,505	—	—

     The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follow

	Global		Emerging
	Income	High Yield	Markets Debt

Distributions paid from:
Ordinary Income	$27,699,423	$172,076,272	$9,553,421
Net long-term capital gains	—	—	312,511

Total taxable distributions	$27,699,423	$172,076,272	$9,865,932
Total return on capital	1,833,881	—	—

     As of October 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

			Emerging Markets
	Global Income	High Yield	Debt

Undistributed ordinary income — net	$—	$17,985,851	$2,462,052
Undistributed long-term capital gains	—	—	1,355,664

Total undistributed earnings	$—	$17,985,851	$3,817,716

Capital loss carryforward:*
Expiring 2008	$—	$(1,850,805)	$—
Expiring 2009	—	(11,007,057)	—
Expiring 2010	(9,424,838)	(3,471,539)	—
Expiring 2011	(28,737,453)	(1,975,923)	—
Expiring 2012	(1,611,665)	—	—
Expiring 2014	(3,390,508)	(8,291,304)	—

Total capital loss carryforward†	$(43,164,464)	$(26,596,628)	$—

Timing differences (deferred straddle losses, taxable interest on defaulted securities and income distribution payable)	$(23,301,275)	$(4,703,136)	$(676,824)
Unrealized gains — net	52,461,335	7,287,231	7,126,046

Total accumulated earnings (losses) — net	$(14,004,404)	$(6,026,682)	$10,266,938

*	Expiration occurs on October 31 of the year indicated. Due to Fund mergers, utilization of these losses may be substantially limited under the Code.

†	The Global Income and High Yield Funds utilized $16,830,535 and $1,240,193, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

7. TAX INFORMATION (continued)
     At October 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Emerging Markets
	Global Income	High Yield	Debt

Tax Cost	$1,792,237,600	$3,628,476,396	$261,641,214

Gross unrealized gain	64,128,021	110,871,185	9,699,743
Gross unrealized loss	(11,164,981)	(104,269,430)	(3,432,275)

Net unrealized security gain	$52,963,040	$6,601,755	$6,267,468
Net unrealized gain (loss) on other investment	(501,705)	685,476	858,578

Net unrealized gain	$52,461,335	$7,287,231	$7,126,046

     The difference between book and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes and differences related to the tax treatment of partnership investments and market premium amortization.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the differing book/tax treatments for foreign currency transactions, swap transactions, certain consent fee payments, taxable overdistributions, paydown losses and capital loss carryforwards assumed in the reorganization described in Footnote 8.

			Accumulated net
			realized
		Accumulated	gain (loss) on
	Paid-in	undistributed net	investment
Fund	capital	investment income	transactions

Global Income	$(16,754,638)	$(6,365,538)	$23,120,176

High Yield	16,455,242	5,416,567	(21,871,809)

Emerging Markets Debt	—	518,129	(518,129)

8. OTHER MATTERS
The following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds as of October 31, 2007 with amounts of 5% or greater (as a percentage of outstanding Institutional Shares) as follows:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced	Growth Strategy	Growth and Income
Fund	Strategy Portfolio	Portfolio	Strategy Portfolio

Global Income	6.4%	26.3%	66.0%

Emerging Markets Debt	5.5%	26.7%	46.7%

High Yield	—	5.8%	9.2%

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
8. OTHER MATTERS (continued)
Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise High-Yield Bond Fund by High Yield Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise High-Yield Bond Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the High Yield Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

High Yield Class A/AXA Enterprise High-Yield Bond Class A	8,370,809	$68,222,384	7,030,741

High Yield Class B/AXA Enterprise High-Yield Bond Class B	4,327,921	35,359,057	3,647,903

High Yield Class C/AXA Enterprise High-Yield Bond Class C	2,322,931	18,955,171	1,956,052

High Yield Institutional Class/AXA Enterprise High-Yield Bond Class Y	1,116,820	9,113,231	938,668

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Survivor
		Acquired	Fund’s
	Survivor Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	before	before	after	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation	Carryforward

High Yield/AXA Enterprise High-Yield Bond	$3,315,990,233	$131,649,843	$3,447,640,076	$1,226,239	$(16,622,835)

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their April 30, 2008 semiannual report. GSAM does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, as analysis is on-going, the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, determined not to retain Ernst & Young LLP and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP. For the years ended October 31, 2006 and October 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.
10. SUBSEQUENT EVENT
On December 13, 2007, the Board of Trustees of the Trust approved a change of the Funds’ fiscal year end from October 31 to March 31, for fiscal year 2008.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Global Income Fund

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,075,138	$192,152,271	11,905,993	$151,347,777
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	699,165	8,922,506	773,632	9,933,914
Shares converted from Class B	70,217	895,407	48,774	632,232
Shares repurchased	(10,589,392)	(135,013,641)	(5,984,030)	(76,641,869)

	5,255,128	66,956,543	6,744,369	85,272,054

Class B Shares
Shares sold	45,674	581,353	60,972	777,498
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	19,021	241,780	70,664	906,495
Shares converted to Class A	(70,504)	(895,407)	(48,983)	(632,232)
Shares repurchased	(525,606)	(6,681,886)	(567,097)	(7,247,692)

	(531,415)	(6,754,160)	(484,444)	(6,195,931)

Class C Shares
Shares sold	155,547	1,978,412	178,494	2,271,072
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	7,386	93,740	20,674	264,555
Shares repurchased	(297,209)	(3,767,219)	(289,164)	(3,733,311)

	(134,276)	(1,695,067)	(89,996)	(1,197,684)

Institutional Shares
Shares sold	56,619,606	719,904,481	36,969,936	469,268,400
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	2,483,178	31,656,557	1,239,946	15,852,486
Shares repurchased	(21,115,181)	(270,026,669)	(8,003,654)	(103,261,990)

	37,987,603	481,534,369	30,206,228	381,858,896

Service Shares
Shares sold	5,127	65,135	3,630	46,803
Reinvestment of dividends and distributions	274	3,494	722	9,271
Shares repurchased	(10,482)	(133,134)	(5,170)	(65,607)

	(5,081)	(64,505)	(818)	(9,533)

NET INCREASE	42,571,959	$539,977,180	36,375,339	$459,727,802

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Less than 0.5 shares.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

High Yield Fund				Emerging Markets Debt Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
October 31, 2007		October 31, 2006		October 31, 2007		October 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

96,811,653	$784,743,576	84,785,341	$672,552,166	4,353,597	$52,317,508	6,562,901	$77,214,520
8,370,809	68,222,384	—	—	—	—	—	—
12,888,183	103,737,100	8,605,618	68,277,260	369,563	4,425,421	348,525	4,045,052
393,525	3,149,357	358,760	2,837,177	—	—	—	—
(67,997,624)	(547,222,326)	(49,060,035)	(388,283,776)	(3,548,141)	(42,424,740)	(4,049,208)	(46,991,805)

50,466,546	412,630,091	44,689,684	355,382,827	1,175,019	14,318,189	2,862,218	34,267,767

1,658,242	13,495,012	2,017,511	16,010,287	—	—	—	—
4,327,921	35,359,057	—	—	—	—	—	—
653,818	5,261,142	590,917	4,691,601	—	—	—	—
(392,852)	(3,149,357)	(358,307)	(2,837,177)	—	—	—	—
(3,681,580)	(29,577,301)	(3,609,924)	(28,608,623)	—	—	—	—

2,565,549	21,388,553	(1,359,803)	(10,743,912)	—	—	—	—

5,101,822	41,491,709	4,194,002	33,221,422	82,909	985,311	124	1,462
2,322,931	18,955,171	—	—	—	—	—	—
594,235	4,781,271	436,524	3,462,905	807	9,614	— (b)	5
(4,268,770)	(34,240,044)	(2,661,355)	(21,059,692)	(1,885)	(22,264)	—	—

3,750,218	30,988,107	1,969,171	15,624,635	81,831	972,661	124	1,467

111,403,467	900,996,513	85,609,899	679,637,335	9,558,691	114,673,029	4,525,781	52,753,199
1,116,820	9,113,231	—	—	—	—	—	—
10,066,461	81,175,867	6,890,895	54,750,060	740,538	8,868,292	424,776	4,938,988
(76,426,912)	(619,115,202)	(36,928,796)	(293,121,131)	(1,924,964)	(22,990,871)	(1,340,699)	(15,166,538)

46,159,836	372,170,409	55,571,998	441,266,264	8,374,265	100,550,450	3,609,858	42,525,649

777,362	6,265,241	197,698	1,563,225	—	—	—	—
35,411	283,776	11,607	92,068	—	—	—	—
(123,655)	(998,930)	(42,888)	(339,217)	—	—	—	—

689,118	5,550,087	166,417	1,316,076	—	—	—	—

103,631,267	$842,727,247	101,037,467	$802,845,890	9,631,115	$115,841,300	6,472,200	$76,794,883

GOLDMAN SACHS GLOBAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment	From	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	Capital	distributions

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$12.74	$0.37	$0.20	$0.57	$(0.34)	$(0.04)	$(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

2005 - A	13.65	0.32	0.28	0.60	(1.00)	—	(1.00)
2005 - B	13.61	0.22	0.27	0.49	(0.90)	—	(0.90)
2005 - C	13.58	0.22	0.28	0.50	(0.90)	—	(0.90)
2005 - Institutional	13.64	0.37	0.28	0.65	(1.06)	—	(1.06)
2005 - Service	13.63	0.30	0.28	0.58	(0.99)	—	(0.99)

2004 - A	14.39	0.36	0.19	0.55	(1.29)	—	(1.29)
2004 - B	14.34	0.28	0.19	0.47	(1.20)	—	(1.20)
2004 - C	14.32	0.28	0.18	0.46	(1.20)	—	(1.20)
2004 - Institutional	14.37	0.43	0.20	0.63	(1.36)	—	(1.36)
2004 - Service	14.36	0.37	0.19	0.56	(1.29)	—	(1.29)

2003 - A	14.34	0.46	0.32	0.78	(0.73)	—	(0.73)
2003 - B	14.30	0.39	0.30	0.69	(0.65)	—	(0.65)
2003 - C	14.27	0.38	0.32	0.70	(0.65)	—	(0.65)
2003 - Institutional	14.33	0.56	0.30	0.86	(0.82)	—	(0.82)
2003 - Service	14.31	0.49	0.31	0.80	(0.75)	—	(0.75)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$12.93	4.46%	$324,537	1.04%	2.92%	1.10%	2.86%	116%
12.88	3.59	11,127	1.79	2.13	1.85	2.07	116
12.86	3.69	5,282	1.79	2.13	1.85	2.07	116
12.91	4.76	1,089,450	0.68	3.30	0.74	3.24	116
12.90	4.31	376	1.18	2.75	1.24	2.69	116

12.74	2.07	252,962	1.05	2.63	1.17	2.51	97
12.70	1.36	17,716	1.80	1.89	1.93	1.76	97
12.67	1.28	6,908	1.80	1.89	1.93	1.76	97
12.73	2.53	590,541	0.68	3.00	0.80	2.88	97
12.71	1.93	435	1.18	2.51	1.31	2.38	97

13.25	4.56	173,712	1.08	2.36	1.32	2.12	137
13.20	3.72	24,819	1.83	1.61	2.07	1.37	137
13.18	3.80	8,370	1.83	1.61	2.07	1.37	137
13.23	4.90	214,410	0.69	2.70	0.91	2.48	137
13.22	4.38	463	1.19	2.26	1.43	2.02	137

13.65	4.01	168,340	1.25	2.60	1.67	2.18	109
13.61	3.47	31,252	1.84	2.00	2.26	1.58	109
13.58	3.40	8,463	1.84	2.01	2.26	1.59	109
13.64	4.66	117,471	0.69	3.12	1.11	2.70	109
13.63	4.13	470	1.19	2.65	1.61	2.23	109

14.39	5.45	224,553	1.35	3.15	1.74	2.76	106
14.34	4.87	37,118	1.85	2.64	2.24	2.25	106
14.32	4.96	11,238	1.85	2.64	2.24	2.25	106
14.37	6.07	90,368	0.70	3.82	1.09	3.43	106
14.36	5.61	609	1.20	3.37	1.59	2.98	106

The accompanying notes are an integral part of these financial statements. 69

GOLDMAN SACHS HIGH YIELD FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	income(a)	gain (loss)	operations	income

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$8.04	$0.60	$(0.10)	$0.50	$(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

2005 - A	8.08	0.62	(0.22)	0.40	(0.67)
2005 - B	8.09	0.56	(0.22)	0.34	(0.61)
2005 - C	8.08	0.56	(0.22)	0.34	(0.61)
2005 - Institutional	8.09	0.65	(0.21)	0.44	(0.71)
2005 - Service	8.09	0.62	(0.24)	0.38	(0.67)

2004 - A	7.79	0.65	0.32	0.97	(0.68)
2004 - B	7.80	0.60	0.31	0.91	(0.62)
2004 - C	7.79	0.60	0.31	0.91	(0.62)
2004 - Institutional	7.81	0.69	0.30	0.99	(0.71)
2004 - Service	7.80	0.65	0.31	0.96	(0.67)

2003 - A	6.38	0.65	1.40	2.05	(0.64)
2003 - B	6.39	0.60	1.39	1.99	(0.58)
2003 - C	6.38	0.59	1.40	1.99	(0.58)
2003 - Institutional	6.39	0.68	1.41	2.09	(0.67)
2003 - Service	6.39	0.64	1.40	2.04	(0.63)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$7.93	6.41%	$1,777,150	1.09%	7.46%	1.11%	7.44%	50%
7.94	5.61	115,817	1.84	6.72	1.86	6.70	50
7.93	5.61	119,073	1.84	6.71	1.86	6.69	50
7.94	6.79	1,646,138	0.73	7.82	0.75	7.80	50
7.92	6.28	8,399	1.24	7.34	1.26	7.32	50

8.04	10.76	1,395,265	1.12	7.38	1.14	7.36	41
8.05	9.93	96,743	1.87	6.64	1.89	6.62	41
8.04	9.94	90,528	1.87	6.64	1.89	6.62	41
8.05	11.16	1,296,429	0.75	7.76	0.77	7.74	41
8.03	10.63	2,980	1.25	7.26	1.27	7.24	41

7.81	5.10	1,006,734	1.15	7.74	1.17	7.72	52
7.82	4.31	104,637	1.90	6.98	1.92	6.96	52
7.81	4.32	72,590	1.90	6.95	1.92	6.93	52
7.82	5.50	825,508	0.76	8.11	0.79	8.08	52
7.80	4.72	1,597	1.26	7.62	1.29	7.59	52

8.08	12.94	1,109,364	1.16	8.31	1.18	8.29	47
8.09	12.09	105,106	1.91	7.54	1.93	7.52	47
8.08	12.10	56,174	1.91	7.53	1.93	7.51	47
8.09	13.23	832,175	0.76	8.73	0.78	8.71	47
8.09	12.81	1,160	1.26	8.18	1.28	8.16	47

7.79	33.34	1,821,032	1.17	8.97	1.19	8.95	54
7.80	32.31	97,894	1.92	8.25	1.94	8.23	54
7.79	32.36	46,812	1.92	8.21	1.94	8.19	54
7.81	33.98	1,119,417	0.77	9.42	0.79	9.40	54
7.80	33.16	958	1.27	8.86	1.29	8.84	54

The accompanying notes are an integral part of these financial statements. 71

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$11.98	$0.63	$0.38	$1.01	$(0.62)	$(0.21)	$(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (commenced September 29, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

2005 - A	11.18	0.74	1.00	1.74	(0.64)	(0.53)	(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

2004 - A	10.22	0.59	0.97	1.56	(0.57)	(0.03)	(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)

FOR THE PERIOD ENDED OCTOBER 31,

2003 - A (commenced August 29, 2003)	10.00	0.08	0.26	0.34	(0.12)	—	(0.12)
2003 - Institutional (commenced August 29, 2003)	10.00	0.11	0.24	0.35	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption changes. Total returns for periods less that one full year are not annualized. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$12.16	8.86%	$84,661	1.23%	5.23%	1.38%	5.08%	81%
12.14	7.80	995	1.98	4.64	2.13	4.49	81
12.17	9.25	188,311	0.87	5.68	1.02	5.53	81

11.98	11.63	69,302	1.23	5.17	1.53	4.87	167
11.97	1.98	1	1.71 (c)	1.36 (c)	1.75 (c)	1.32 (c)	167
11.99	11.93	85,073	0.86	5.51	1.16	5.21	167

11.75	16.48	34,327	1.26	6.13	1.82	5.57	207
11.76	17.01	40,962	0.88	6.58	1.52	5.94	207

11.18	15.78	5,411	1.28	5.43	3.09	3.62	273
11.19	16.22	20,387	0.88	5.90	2.57	4.21	273

10.22	3.36	1,088	1.28 (c)	5.35 (c)	5.53 (c)	1.10 (c)	49
10.23	3.52	11,688	0.88 (c)	5.96 (c)	4.88 (c)	1.96 (c)	49

The accompanying notes are an integral part of these financial statements. 73

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Special Focus Fixed Income Funds
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund and Goldman Sachs Emerging Markets Debt Fund, (collectively the “Goldman Sachs Special Focus Fixed Income Funds”), portfolios of the Goldman Sachs Trust, at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Special Focus Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Goldman Sachs Special Focus Fixed Income Funds as of October 31, 2006 and the financial highlights for each of the periods then ended and prior, were audited by other auditors whose report dated December 21, 2006 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 28, 2007

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Income Fund				High Yield Fund				Emerging Markets Debt Fund

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	5/1/07	10/31/07		10/31/07*	5/1/07	10/31/07		10/31/07*	5/1/07	10/31/07		10/31/07*

Class A
Actual	$1,000	$1,030.00		$5.26	$1,000	$995.60		$5.45	$1,000	$1,019.40		$6.22
Hypothetical 5% return	1,000	1,020.02	+	5.24	1,000	1,019.74	+	5.52	1,000	1,019.04	+	6.22

Class B
Actual	1,000	1,026.20		9.08	1,000	991.80		9.22	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.24	+	9.03	1,000	1,015.95	+	9.33	N/A	N/A		N/A

Class C
Actual	1,000	1,026.30		9.08	1,000	991.80		9.21	1,000	1,014.80		9.97
Hypothetical 5% return	1,000	1,016.24		9.04	1,000	1,015.96	+	9.32	1,000	1,015.31	+	9.97

Institutional
Actual	1,000	1,031.90		3.47	1,000	997.40		3.70	1,000	1,021.30		4.45
Hypothetical 5% return	1,000	1,021.79	+	3.46	1,000	1,021.50	+	3.74	1,000	1,020.80	+	4.45

Service
Actual	1,000	1,029.30		6.02	1,000	994.90		6.22	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,019.27	+	5.99	1,000	1,018.97	+	6.29	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Global Income	1.04%	1.79%	1.79%	0.68%	1.18%
High Yield	1.09	1.84	1.84	0.73	1.24
Emerging Markets Debt	1.23	N/A	1.96	0.87	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (the “Investment Advisers”) with respect to the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Advisers’ undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) capacity constraints relating to certain of the Funds; (g) information on the advisory fees charged by the Investment Advisers to institutional accounts; (h) data relating to the Investment Advisers’ profitability with respect to the Trust and the Funds; (i) the quality of the non-advisory services provided by the Investment Advisers and their affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; and (k) reports on due diligence visits to outside service providers and the quality of services provided by the Funds’ unaffiliated service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Advisers and their affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Advisers’ services; (c) the structure, staff and capabilities of the Investment Advisers and their portfolio management teams; (d) the groups within the Investment Advisers that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Advisers’ business continuity and disaster recovery planning; (f) the Investment Advisers’ financial resources and their ability to hire and retain talented personnel; (g) the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, securities lending, distribution and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Advisers’ oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Advisers’ policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreement and the current expense levels of the Funds.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which the Trustees reviewed the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Advisers to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Advisers or their affiliates present.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Funds and the other mutual fund portfolios for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Advisers’ investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Advisers receive sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Advisers were both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers, including education and training initiatives.
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Advisers. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on each Fund’s investment performance was provided for one-, three-, five- and ten-year periods, to the extent that each Fund had been in existence for those periods, and since the commencement of each Fund’s investment operations. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives, policies and credit and duration parameters, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Advisers’ institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Emerging Markets Debt Fund, which commenced investment operations within a shorter period, since inception) comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Advisers’ voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels.
Economies of Scale
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Global Income Fund	0.65%	First $	1 Billion
	0.59	Next $	1 Billion
	0.56	Over $	2 Billion

High Yield Fund	0.70	First $	2 Billion
	0.63	Over $	2 Billion

Emerging Markets Debt Fund	0.80	First $	2 Billion
	0.72	Over $	2 Billion

     In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Advisers’ potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Advisers with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Advisers and Their Affiliates
     The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending and distribution services. The Trustees noted the reduction of the transfer agency fees on Class A, Class B and Class C Shares of the applicable Funds in 2005.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Profitability
     The Trustees reviewed the Investment Advisers’ pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Advisers’ schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Advisers’ allocation methodologies. The Trustees considered the Investment Advisers’ revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Advisers, their costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-2007); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007- Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	98	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2007, the Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee & President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS
Special Focus Fixed Income Funds Tax Information (Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Debt Fund designates $604,032 as capital gain dividends paid during the year ended October 31, 2007.
For the year ended October 31, 2007, 0.24% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.
For the year ended October 31, 2007, 0.24% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
Pursuant to Section 871(k) of the Internal Revenue Code, the Emerging Markets Debt Fund designates $2,327,428 as short-term capital gain dividends paid during the year ended October 31, 2007.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $779.5 billion in assets under management as of September 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund [2] ▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court 10-15 Newgate Street, London, England EC1 A7HD
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-3295.MF	SFFIAR / 93.3K / 12-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately 0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 9, 2008